                                  Exhibit 10.12

                                  OFFICE LEASE

            " 200 S.E. FIRST STREET BUILDING - 200 S.E. FIRST STREET
                                 MIAMI, FLORIDA

                                    LANDLORD:

                         EWE OFFICE INVESTMENTS II, LTD.

                                     TENANT:

                             UNIVERSAL ACCESS, INC.

                                    PREMISES:

                          SUITE NO. "C" ON FOURTH FLOOR

                                BASIC TERM SHEET

                                  OFFICE LEASE

                       "" - 200 S.E. First Street Building

The following provisions and terms are incorporated as Sections I.2 and 1.3 in the Lease between Landlord and Tenant.

        I.2.1 -   LANDLORD:      EWE OFFICE INVESTMENTS II, LTD.

        I.2.2 -   TENANT:        UNIVERSAL ACCESS, INC.

        I.2.3 -   BUILDING:      200 S.E. First Street, Miami Florida
                                 33131
                                 which is currently known as 200 S.E. First
                                 Street Building

        I.2.4 - PREMISES: Suite "C" on Fourth Floor, having a gross rentable area which Landlord and Tenant designate for purposes of this Lease to be 5,368 square feet.

        I.2.5 - USE OF PREMISES: Telecommunications Switching Equipment and Co-Location Services provider and licensor, (it being understood and agreed between the parties that no more than 20% of the area of the Premises may be licensed to any one Co-Locator).

        I.2.6 -   TENANT'S TRADE NAME: N/A

        I.2.7 -   LEASE TERM: 10 year(s) and 5 month(s).

        I.2.8 - LEASE COMMENCEMENT DATE (Section I.6): April 1, 1999 on which date possession of the Premises shall be granted to Tenant. Lease Expiration Date (Section I.6): August 31, 2009.

        I.2.9 - RENT COMMENCEMENT DATE (Section I.7): September 1, 1999; the 5 month period between the Lease Commencement Date and the Rent Commencement Date includes a two month period which Tenant may use for construction of Tenant's Improvements and a three month rent abatement period.

        I.2.10 - FIXED MINIMUM RENT (Section II.1): $1,088,846.18, payable the first of each month as follows, plus all applicable taxes:

                  YEAR          ANNUAL RENT           MONTHLY RENT
                  1             $ 93,940.00           $ 7,828.33 For 7 Months
                  2             $ 96,758.20           $ 8,063.18
                  3             $ 99,660.95           $ 8,305.08
                  4             $102,650.78           $ 8,554.23
                  5             $105,730.30           $ 8,810.86
                  6             $108,902.21           $ 9,075.18
                  7             $112,169.28           $ 9,347.44
                  8             $115,534.36           $ 9,627.86
                  9             $119,000.39           $ 9,916.70
                  10            $122,570.40           $10,214.20 For 17 Months

        I.2.11 -  FIXED MINIMUM RENT INCREASE(S) -N/A
                  BASIC STANDARD (BASE MONTH): N/A

        I.2.12 -  CONSTRUCTION PLANS SUBMISSION DATE: N/A
        I.2.13 -  LANDLORD'S CONTRIBUTION: $N/A
        I.2.14 -  SECURITY DEPOSIT (SECTION X.1): SEE SECTION I.2.18.

        I.2.15 - TENANT'S PARTICIPATION IN OPERATING EXPENSES AND TAXES (SECTION IV.1): PROPORTIONATE SHARE: 3.9%.

                  BASE OPERATING YEAR: 1999 BASE TAX YEAR: 1999.
                  FIRST OPERATING EXPENSE ADJUSTMENT PAYMENT DATE: January 1, 2000.
                  FIRST TAX ADJUSTMENT PAYMENT DATE: January 1, 2000.

        I.2.16 -  ADDRESSES FOR NOTICES (Section XII.1):
                  TENANT: UNIVERSAL ACCESS, INC.

                       100 N. Riverside Plaza, Suite 2200
                       Chicago, IL 60606
                       Attn.: Robert J. Pommer

                  after the Commencement Date: the Premises

                  LANDLORD:      EWE OFFICE INVESTMENTS II, LTD
                                 1111 Lincoln Road Suite 800
                                 Miami Beach, Florida 33139
                                 Attn.: David Garfinkle

                  With a copy to: 200 SE FIRST STREET BUILDING
                                  200 SE First Street, Management
                                  Office; Attention: Building Manager
                                  Miami, FL 33131

        I.2.17 - GUARANTORS: N/A

        I.2.18 - ADDITIONAL TERMS:

                 BASE YEAR: The values for use in the determination of Base Operating Year and Base Tax Year in Article IV shall be based upon a grossed up 95% occupancy level.

                 OPERATING EXPENSE DEFINITIONS: The definition of Operating Expenses in Section IV.2 shall not include any janitorial services for other tenants and shall not include charges for the cost of utility charges, maintenance or repair of any HVAC equipment to the extent such costs are for the use of other tenants (which may be determined by a pro ration of the total cost of utility charges by the percentage of the Building's space taken up by Common Areas as against tenant areas.

                 LANDLORD'S IMPROVEMENTS: If Landlord's Improvements are not completed within thirty (30) days (the "Landlord's Improvements Completion Date") after the date this Lease is executed by the last of the two parties to execute it, or Landlord is otherwise unable to deliver possession of the Premises on the Landlord's Improvements Completion Date for any reason, then Tenant shall be entitled to a rent abatement commencing on the Rent Commencement Date equal to one day of Rent for each day Landlord's Improvements are not completed or possession is not delivered past the Landlord's Improvements Completion Date; provided further, however, that if Landlord's Improvements are not Substantially Completed or possession is not delivered on or before (sixty) 60 days after the Landlord's Improvements Completion Date, Tenant may terminate this Lease and neither party shall have any further obligations to the other under this Lease. Landlord, at its sole cost and expense, shall make the following improvements within the Premises in accordance with Building Standard Materials, and in accordance with the Building Code of the City of Miami, Florida and with all other governmental entities which have jurisdiction over the work to be done, which improvements shall be completed by Landlord and possession of the Premises delivered to Tenant on or before May 1, 1999; provided, however, that Landlord shall not be responsible for this schedule unless (i) Tenant has executed this Lease and delivered it to Landlord on or before March 31, 1999; (ii) Tenant shall have responded in writing to each of Landlord's written requests for Tenant's choices required under this Section within three (3) business days of delivery of any such request to Tenant; and (iii) any interruption or delay of Landlord's performance hereunder which may be caused by an Act of God or any other event of Force Majeure:

                 Demolition of all existing walls, acoustical ceilings, existing lighting fixtures, electrical conduit, plumbing, flooring, radiators, and the like within the Premises including, but not limited to, washrooms and public corridors. Removal of all asbestos flooring tile, pipe insulation, and lead paint.

                 Installation of demising partitions including reasonable sound attenuation materials and decoration by painting with one primer coat and two finish coats of Tenant's reasonable choice. Installation of a solid core, stain grade wood door at the entry into the Premises.

                 Installation of 400 amps of the Building's 480, 3 phase electrical service to a location within the Premises as reasonably determined by Tenant. Additional amps of such electrical service may be available at the price of $125.00 per Amp, in the manner provided for in Section 3 (a) of Exhibit A to the Telecommunications Rider.

                 Provide openings (of such size and location as Tenant may reasonably determine) on the south wall of the Premises for such intake and exhaust louvers reasonably required for Tenant's air cooled Liebert Air Conditioning units which Tenant plans to install in the Premises, provided that Landlord shall only be responsible for such contracted-for-work actually done by or for it hereunder.

                 TENANT'S IMPROVEMENTS: Tenant may make improvements within the Premises in accordance with the provisions of Articles V and VI hereof. Tenant shall coordinate its work with Landlord's work to avoid interference with each other and to permit Landlord to complete its work in a timely and efficient manner. Tenant shall be responsible for the payment of all electrical utility charges for the Premises during the period from Landlord's Improvements Completion Date through the Rent Commencement Date.

                 ADDITIONAL TELECOMMUNICATIONS UNDERSTANDINGS: In addition to the parties commitments under the Telecommunications Rider, Landlord agrees to provide Tenant, free of charge, for the duration of the Term of the Lease and the Renewal Option Terms, with one pair of dark fiber connections between the Meet Me Room in the Building and the Meet Me Room in the New World Tower Office

                 Building, 100 N. Biscayne Blvd., Miami, FL 33132 subject to the written agreement thereto of the owner of the New World Tower Office Building. Landlord represents to Tenant that Landlord shall obtain such written agreement which shall include the License to Tenant under the standard form of License Agreement used therefor (which Tenant shall sign) of a 4' x 6' cage at the license fee of $750 per month.

                 EARLY TERMINATION OPTION; Tenant shall have the right to terminate the Lease at any time during the Term of the Lease on the following terms and conditions: Such Option shall commence at the end of the 48th month after the Lease Rent Commencement Date; Tenant shall give Landlord not less than six months' prior written notice of Tenant's exercise of such Option; Tenant shall pay Landlord an early termination fee at the time of Tenant's exercise of such Option, in the amount of twelve
                 (12) month's Base Rent at the rate in effect as of the Early Lease Termination Date, provided, however, that such fee shall be reduced for each month during the Term of the Lease after such 48th month which additional month is not the subject of a termination hereunder by 1/72nd of such rate; and, in addition thereto, the payment by Tenant to Landlord of the unamortized real estate broker commissions (computed without charges for interest, imputed or otherwise) amortized over the term of the Lease.

                 LEASE RENEWAL OPTION: Tenant is granted two (2) five (5) year lease renewal options on all of the terms and conditions set forth herein with the exception that there will be no further lease renewal options, there shall be no Landlord's Improvements or other matters specific to the initial leasing of the Premises and the Fixed Minimum Rent shall be modified as provided for herein, subject to the following provisions: (i) Tenant shall exercise such Option, if at all, by written notice to Landlord delivered not less than six (6) months prior and not more than nine (9) months prior to the expiration date of the Lease Term or the First Renewal Term, as the case may be (failure to timely exercise such Option shall result in the termination of all remaining option terms); (ii) the Lease shall be in full force and effect and Tenant is not in default under any of the Lease provisions as of the date of exercise of the Option and the expiration date and no condition exists which with notice of passage of time would constitute a default by Tenant under this Lease; and (iii) The Option to Renew shall be void if at any time during the last twenty four (24) months of the then current Lease Term (including, but not limited to, the period of time between the date of the exercise of the Option and the date upon which the current Lease Term would normally expire) the Landlord, in order to enforce its rights under the Lease has in good faith and with reasonable basis under this Lease and applicable law (a) brought an action to collect Rent from Tenant, or (b) brought an action to recover possession of the Premises from Tenant; or (c) brought an action to dispossess Tenant (iv) the Base Rent for the first year of each such Renewal Term shall be at the Fair Market Rental Rate for similar space in the Downtown Miami Business District as determined by Landlord within two (2) weeks after receipt of Tenant's written notice of exercise of such renewal option but not less than six (6) months less (1) week prior to the expiration date of the Term; provided, however, that Tenant may rescind such exercise of an Option by written notification of such rescission to Landlord not more than five (5) business days after receipt by Tenant of Landlord's determination.

                 RIGHT OF FIRST REFUSAL: Tenant shall have the right of first refusal on any proposed lease to a third party of Suite B on the Fourth Floor of the Building (located as set forth on Exhibit B annexed hereto) for the Lease Term. For any exercise of such right by Tenant during the first six (6) months of the Lease Term the terms and conditions for Tenant's lease of Suite B will be the same terms and conditions as contained herein for the Premises. For any exercise of such right by Tenant after the first six (6) months of the Lease Term, the terms and conditions of that certain bona fide lease proposal from a non-related third party that triggers Tenant's right shall become the terms and conditions of the lease between Landlord and Tenant for Suite B. Tenant shall exercise such Right, if at all, by written notice of exercise delivered to Landlord no later than five (5) business days after the receipt by Tenant from Landlord of written notice of Landlord's receipt of such bona fide lease proposal from such non-related third party (including the terms and conditions of such third party offer).

                 SECURITY DEPOSIT: As and for the security deposit required to be made by Tenant under Section X.1 Tenant shall deposit with Landlord on April 1, 1999, an irrevocable standby letter of credit (with terms and conditions reasonably satisfactory to Landlord) in the sum of $200,000.00 written by a USA located bank with assets of more than $2,000,000,000.00, which bank is reasonably acceptable to Landlord, in favor of Landlord, which may be drawn upon by Landlord at any time during the period commencing April 1, 1999 and ending September 30, 2002, in the event of any breach of the terms and conditions of the Lease in the manner set forth in Section X.1 of the Lease. Any amount drawn down by Landlord hereunder shall be replaced by Tenant within one month after such draw down, without need for demand or notice by Landlord. Commencing the Landlord's Improvements Completion Date, the sum of the Letter of Credit shall be reduced by 1/30th of the original sum

                 ($6,666.67) for each of the next 30 months, with the exception of any month during which Landlord makes any draw down and for one additional month thereafter and until such draw down has been replaced in full by Tenant. As of September 1, 2002, or such later date when Tenant has no further obligation under this provision to maintain in effect any standby letter of credit, Tenant shall deposit with Landlord $10,214.20 as the Security Deposit under Section X.1.

                 PREPAID RENT: Upon the execution of this Lease, Tenant shall prepay to Landlord the Rent due for the month of September, 1999.

        I.3 -    EXHIBIT A - Legal Description
                 EXHIBIT B - Site Plan
                 EXHIBIT C - Rules and Regulations
                 EXHIBIT D - Telecommunications Rider
                 EXHIBIT E - SNDA AGREEMENT
                 EXHIBIT F   OPERATING EXPENSE EXCLUSIONS

                                TABLE OF CONTENTS

                                                                            PAGE
ARTICLE I

                  LANDLORD COVENANTS; PRIMARY LEASE PROVISIONS;
                    EXHIBITS; PREMISES; USE OF PREMISES; TERM

Section 1.1           COVENANTS OF LANDLORD'S AUTHORITY AND
                      QUIET ENJOYMENT                                        1
Section 1.2           PRIMARY LEASE PROVISIONS                               1
Section 1.3           EXHIBITS                                               1
Section 1.4           PREMISES LEASED BY TENANT                              1
Section 1.5           USE OF PREMISES                                        2
Section 1.6           LEASE TERM                                             2
Section 1.7           RENT COMMENCEMENT DATE                                 2
Section 1.8           LEASE YEAR                                             2
Section 1.9           ACCEPTANCE OF PREMISES                                 2

ARTICLE II

                                      RENT

Section 2.1           FIXED MINIMUM RENT                                     2
Section 2.2           FIXED MINIMUM RENT INCREASE                            3
Section 2.3           LATE PAYMENT ADMINISTRATIVE FEE                        4
Section 2.4           ADDITIONAL RENT - DEFINITION                           4
Section 2.5           SALES TAX                                              5

ARTICLE III

                                    SERVICES

Section 3.1           SERVICES OF LANDLORD                                   5
Section 3.2           SERVICES OF TENANT                                     6
Section 3.3           NO EVICTION                                            6
Section 3.4           SECURITY                                               7
Section 3.5           PARKING                                                7

ARTICLE IV

                          OPERATING EXPENSES AND TAXES

Section 4.1           TENANT'S PARTICIPATION IN OPERATING
                      EXPENSES AND TAXES                                     7
Section 4.2           DEFINITION OF OPERATING EXPENSES                       8
Section 4.3           TENANT'S TAXES                                         8
Section 4.4           TAXES INCLUDED                                         8
Section 4.5           RECEIPT OF NOTICES                                     9

ARTICLE V

                          TENANT'S INITIAL IMPROVEMENTS

Section 5.1           CONSTRUCTION PLANS                                     9
Section 5.2           PLANS REVIEW                                          10

                                       (i)

Section 5.3           PAYMENT                                               11
Section 5.4           TENANT DELAY                                          11
Section 5.5           SUBSTANTIAL COMPLETION                                12
Section 5.6           EARLY OCCUPANCY                                       13
Section 5.7           REVISIONS                                             13
Section 5.8           COMPLETION DUE DILIGENCE                              13

                                      (ii)

ARTICLE VI

ADDITIONS, ALTERATIONS, REPLACEMENTS, AND TRADE FIXTURES

Section 6.1           BY LANDLORD                                           14
Section 6.2           BY TENANT                                             15
Section 6.3           CONSTRUCTION INSURANCE AND INDEMNITY                  15
Section 6.4           MECHANIC'S LIENS AND ADDITIONAL
                      CONSTRUCTION                                          16
Section 6.5           TRADE FIXTURES                                        17
Section 6.6           RIGHT OF ENTRY                                        18

ARTICLE VII

                             INSURANCE AND INDEMNITY

Section 7.1           TENANT'S INSURANCE                                    18
Section 7.2           EXTRA HAZARD INSURANCE PREMIUMS                       19
Section 7.3           INDEMNITY                                             20

ARTICLE VIII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

Section 8.1           DAMAGE OR DESTRUCTION BY FIRE OR
      OTHER

                      CASUALTY                                              20

Section 8.2           CONDEMNATION                                          20

ARTICLE IX

                                DEFAULT, REMEDIES

Section 9.1           DEFAULT                                               22
Section 9.2           REMEDIES                                              23
Section 9.3           TERMINATION                                           23
Section 9.4           NO REINSTATEMENT AFTER TERMINATION                    24
Section 9.5           RETENTION OF SUMS AFTER TERMINATION                   24
Section 9.6           RE-ENTRY                                              24
Section 9.7           SUMS COLLECTED UPON RELETTING                         25
Section 9.8           NO EFFECT ON SUIT                                     25
Section 9.9           WAIVER OF RIGHTS OF REDEMPTION                        26
Section 9.10          USE OF WORD "RE-ENTRY"                                26
Section 9.11          LANDLORD'S RIGHT TO CURE TENANT'S
                      DEFAULTS                                              26

Section 9.12          LANDLORD'S EXPENSES                                   26

ARTICLE X

                                    SECURITY

Section 10.1          SECURITY DEPOSIT                                      27
Section 10.2          PERSONAL PROPERTY                                     28

ARTICLE XI

                          ADDITIONAL TENANT AGREEMENTS

                                      (iii)

Section 11.1          MORTGAGE FINANCING AND SUBORDINATION                  28
Section 11.2          ASSIGNMENT OR SUBLETTING                              29
Section 11.3          TENANT'S NOTICE TO LANDLORD OF
                      DEFAULT                                               30

Section 11.4          SHORT FORM LEASE                                      30
Section 11.5          SURRENDER OF PREMISES AND HOLDING
                      OVER                                                  30

Section 11.6          ESTOPPEL CERTIFICATE                                  31
Section 11.7          DELAY OF POSSESSION                                   31
Section 11.8          COMPLIANCE WITH LAW                                   31
Section 11.9          RULES AND REGULATIONS                                 33
Section 11.10         ABANDONMENT                                           33
Section 11.11         LANDLORD'S LIEN                                       33

ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.1          NOTICES                                               34
Section 12.2          ENTIRE AND BINDING AGREEMENT                          35
Section 12.3          PROVISIONS SEVERABLE                                  35
Section 12.4          CAPTIONS                                              35
Section 12.5          RELATIONSHIP OF THE PARTIES                           35
Section 12.6          ACCORD AND SATISFACTION                               35
Section 12.7          BROKER'S COMMISSION                                   35
Section 12.9          MISCELLANEOUS                                         36
Section 12.10         FINANCIAL STATEMENTS                                  37
Section 12.11         RELOCATION                                            38
Section 12.12         NON-WAIVER PROVISIONS                                 38
Section 12.13         RADON GAS                                             38
Section 12.14         LIMITATION OF LIABILITY                               38

                                      (iv)

                                  OFFICE LEASE

                         200 S.E. FIRST STREET BUILDING

        THIS LEASE ("Lease") is made and entered into as of this 29th day of March, 1999 by and between Landlord and Tenant:

        Landlord demises and rents to Tenant, and Tenant leases from Landlord, the Premises now existing in Landlord's Building, upon the terms, covenants and conditions contained herein.

                                    ARTICLE I

                  LANDLORD COVENANTS; PRIMARY LEASE PROVISIONS;
                    EXHIBITS; PREMISES; USE OF PREMISES; TERM

        Section I.1 COVENANTS OF LANDLORD'S AUTHORITY AND QUIET ENJOYMENT.

        Landlord represents and covenants that (a) prior to commencement of the Lease Term, it will have either good title to or a valid leasehold interest in the land and Building of which the Premises form a part, and (b) upon performing all of its obligations under this Lease, Tenant shall peacefully and quietly have, hold and enjoy the Premises for the Lease Term.

        Section I.2 PRIMARY LEASE PROVISIONS

        The provisions and terms of Sections I.2.1 through I.2.18 the Basic Term Sheet are incorporated in this Lease as a part of this Section I.2, and are subject to the additional provisions of this Lease.

        Section I.3 EXHIBITS

        The exhibits, riders and attachments described on the Basic Term Sheet are incorporated in and made part of this Lease as part of this Section I.3.

        Section I.4 PREMISES LEASED BY TENANT

                I.4.1 The Premises are leased by Tenant from Landlord. The approximate boundaries and location of the Premises are outlined on the Site Plan diagram of the Building (Exhibit "B"), which sets forth the general layout of the Building but which shall not be deemed to be a warranty, representation, or agreement upon the part of the Landlord that the Building and layout will be exactly as indicated on said diagram.

                I.4.2 The Premises, for the purpose of this Lease, shall extend to the exterior faces of all walls or to the building line where there is no wall, or to the center line of those walls separating the Premises from other premises in the Building, together with the appurtenances specifically granted in this Lease, but reserving and excepting to Landlord the use of the exterior walls and the roof and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the Premises in locations which will not materially interfere with Tenant's use thereof or otherwise disrupt Tenant's business operations taking note of the usual lack of occupancy of the Premises by humans.

        Section I.5 USE OF PREMISES

        The Premises shall be used and occupied only for the Use specified in the Basic Term Sheet, under Tenant's Trade Name specified in the Basic Term Sheet, and for no other purpose or purposes without Landlord's prior written consent. Tenant shall, at its own risk and expense, obtain all governmental licenses and permits necessary for such use.

        Section I.6 LEASE TERM

        The Lease Commencement Date, the Lease Term and the Lease Termination Date shall be for the period specified in the Basic Term Sheet, unless sooner terminated or extended as provided in this Lease.

        Section I.7 RENT COMMENCEMENT DATE

        Provided Landlord's Improvements are completed in accordance with the "Landlord's Improvements" section of Section I.1.18 of this Lease, Tenant shall commence payment of Rent the date specified in the Basic Term Sheet The Rent Commencement Date shall be specified by both parties in writing no later than five (5) days after Landlord's Improvements Completion Date , upon request of either party. If the Rent Commencement Date falls on a day other than the first day of a calendar month, the Fixed Minimum Rent for such month shall be prorated on a per diem basis, calculated on the basis of a thirty (30) day month.

        Section I.8 LEASE YEAR

        For purpose of this Lease, the term "Lease Year" is defined to mean a fiscal year (beginning on the anniversary of the Lease Commencement Date and extending through the date prior to the next anniversary of the Lease Commencement Date of any given year). Any portion of a year which is less than a Lease Year, shall be defined as a Partial Lease Year.

        Section I.9 ACCEPTANCE OF PREMISES

        Tenant acknowledges that it has fully inspected and accepts the Premises in their present condition and "as is", except for latent defects (for which latent defects Landlord's liability, if any, shall terminate six (6) months after the Landlord's Improvements Completion Date as indicated in Article V and in the Basic Term Sheet if applicable, and that the same are suitable for the use specified in the Basic Term Sheet.

                                   ARTICLE II

                                      RENT

        Section II.1 FIXED MINIMUM RENT

                II.1.1 The total Fixed Minimum Rent for the Lease Term as specified in the Basic Term Sheet shall be payable by Tenant as specified in the Basic Term Sheet.

                II.1.2 The phrase "Fixed Minimum Rent" shall be the Fixed Minimum Rent specified above, payable monthly in advance on the first day of each month, without prior demand therefore and without any deduction or setoff whatsoever. In addition, Tenant covenants and agrees to pay Landlord all applicable sales or other taxes as set forth in Section II.5, which may be imposed on the above specified rents or payments hereinafter provided for to be received by Landlord when each such payment is made.

        Section II.2

THIS SECTION HAS BEEN INTENTIONALLY DELETED.

        Section II.3 LATE PAYMENT ADMINISTRATIVE FEE.

        If a Rent payment is not received within five (5) days after its due date, administrative fees and late charges of $50.00, plus an ongoing charge of 15% ("Annual Rate"), which shall accrue on the unpaid Rent including Additional
Rent) shall become immediately due and payable from Tenant to Landlord, without notice or demand. This provision for administrative fees and late charges is not, and shall not be deemed, a grace period. In the event any check, bank draft or negotiable instrument given for any payment under this Lease shall be dishonored at any time for any reason whatsoever not attributable to Landlord, Landlord shall be entitled, in addition to any other remedy that may be available, to an administrative charge of Two Hundred Dollars ($200.00). Such administrative fees and late charges are neither penalties nor interest charges, but liquidated damages to defray administrative, collection, and related expenses due to Tenant's invalid payment or to Tenant's failure to make such Rent payment when due. An additional administrative fee and late charge shall become immediately due and payable on the first day of each month for which all or a portion of a Rent payment (together with any administrative fee and late charge) remains unpaid. Landlord, at its option, may deduct any such charge from any Security Deposit held by Landlord and, in such event, Tenant shall immediately deposit a like amount with Landlord in accordance with the terms of
Section X.1. All sums which Tenant shall be obligated to pay to Landlord from time to time pursuant to this Lease shall be deemed part of the Rent. In the event of the nonpayment by Tenant of such sums, Landlord shall have the same rights and remedies by reason of such nonpayment as if Tenant had failed to pay any Rent.

        Section II.4 ADDITIONAL RENT - DEFINITION

        In addition to the foregoing Fixed Minimum Rent, all payments to be made under this Lease by Tenant to Landlord shall be deemed to be and shall become Additional Rent hereunder and, together with Fixed Minimum Rent, shall be included in the term "Rent" whenever such term is used in this Lease. Unless another time is expressly provided for the payment thereof, any Additional Rent shall be due and payable on demand or together with the next succeeding installment of Fixed Minimum Rent, whichever shall first occur, together with all applicable State taxes and interest thereon at the Annual Rate, and Landlord shall have the same remedies for failure to pay the same as for non-payment of Fixed Minimum Rent. Landlord, at its election, shall have the right, after ten (10) days prior written notice to Tenant, to pay or do any act which requires the expenditure of any sums of money by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event Landlord elects to pay such sums or do such acts requiring the expenditure of monies, all such sums so paid by Landlord, together with interest thereon, shall be deemed to be Additional Rent and payable as such by Tenant to Landlord upon demand.

        Section II.5 SALES TAX

        Together with each payment of Rent or other sum on which such tax may be due, Tenant shall pay to Landlord a sum equal to any applicable sales tax, tax on rents, and any other charges, taxes, and/or impositions now in existence or subsequently imposed based upon the privilege of renting the Premises or upon the amount of rent collected, provided, however, there shall be excluded from the foregoing, franchise taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income, other than to the extent any such tax replaces a tax currently levied on rents. Tenant's liability for such taxes and/or impositions shall be payable whether assessed at the time the Rent payment is made or retroactively, and shall survive the termination or expiration of this Lease.

                                   ARTICLE III

                                    SERVICES

        Section III.1 SERVICES OF LANDLORD

                III.1.1 Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense.

                III.1.2 Landlord shall furnish the Premises with

(a) elevator service, if applicable, (b) lighting replacement (for building standard lights), (c) window washing with reasonable frequency. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services when such failure or delay in caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the Building, or other cause other than Landlord's willful malfeasance, (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Building, necessary to furnish any of the foregoing services, provided the failure of Landlord to provide such services for a period of time in excess of forty eight (48) continuous hours shall result in the abatement of Rent on the basis of one day's Rent for each day such services are not provided and (iv) if Landlord and Tenant have entered into an agreement whereby Tenant uses Landlord's Backup Generator, the failure of such Backup Generator to perform as specified except due to the negligence or willful misconduct of Landlord. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services.

        Section III.1.3 INTENTIONALLY DELETED

        Section III.2 SERVICES OF TENANT.

        Tenant shall, at Tenant's own expense, keep the Premises in good repair and tenantable condition during the Term, except only for reasonable wear and tear, fire or other casualty insured against by Tenant or required under this Lease to be insured against by Landlord, and condemnation. Subject to Article VII, Tenant shall, at Tenant's expense but under the direction of Landlord, promptly repair (and make replacements where necessary) any injury or damage to the Building and the property of which it is a part ("Property"), including, but not limited to, any and all broken glass, caused by Tenant or Tenant's officers, personnel, agents, employees, servants, licensees, invitees, guests, patrons, or customers. Subject to the terms of the Telecommunications Rider, Tenant, at its sole cost and expense, shall supply all of its electrical service, HVAC service and janitorial services.

        Section III.3 NO EVICTION.

        The services described in this Article III shall be provided as long as this Lease is in full force and effect, no Event of Default by Tenant exists, subject to interruption caused by unavoidable delay, force majeure or acts of God, and conditions and causes beyond the control of Landlord. Furthermore, Landlord reserves the right to stop the service of the air-cooling, elevator, electrical, backup electrical generator power, plumbing or other mechanical systems or facilities in the Building when necessary, by reason of accident or emergency, or for repairs until such repairs shall have been completed. Landlord shall undertake to diligently commence and work toward completion of all necessary repairs. All discretionary repairs shall be done in a manner and at times, so as not to unnecessarily interfere with Tenant's Use or disrupt Tenant's business operations. Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply cooled or outside air, heat, elevator, plumbing, electricity or backup electrical generator power when prevented by exercising its right to stop service or by unavoidable delay or by any cause whatsoever beyond Landlord's control, or by failure of independent contractors to perform, or by Legal Requirements, or by mandatory energy conservation, or if Landlord elects voluntarily to cooperate in energy conservation at the request of any Legal Authority. The exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of Base Rent or Additional Rent (provided Rent shall be abated if such services are not restored by Landlord within forty eight (48) hours, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

        Section III.4 SECURITY.

        Tenant acknowledges that Landlord shall not and does not have any responsibility for the security of Tenant's officers, personnel, agents, employees, servants, licensees, invitees, guests, patrons, customers, and all others who come on or about the Property related to Tenant or Tenant's Use.

        Section III.5 PARKING.

        If any parking is made available to Tenant by Landlord (but Landlord does not represent that such parking shall ever be made available), Landlord shall not be liable for any damage of any nature whatsoever to, or any theft of, automobiles or other vehicles or the contents of them, while in or about such parking areas.

                                   ARTICLE IV

                          OPERATING EXPENSES AND TAXES

        Section IV.1 TENANT'S PARTICIPATION IN OPERATING EXPENSES AND TAXES.

                IV.1.1 Commencing on the First Adjustment Payment Date, Tenant shall, on the first day of each month in advance pay to Landlord pro rata monthly installments on account of the amount reasonably projected by Landlord for Tenant's Share of increases in Operating Expenses and for Tenant's Share of increases in Taxes over the Base Operating Year and over the

Base Tax Year, respectively, based upon the most recent data available to Landlord, from time to time, for Operating Expenses and for Taxes. Landlord shall submit to Tenant statement(s) showing the actual amounts which should have been paid by Tenant with respect to increases in Operating Expenses and with respect to increases in Taxes for the past calendar year, the amount of those expenses actually paid during that year by Tenant and the amount of the resulting balance due on either or both of those expenses, or overpayment of either of both of them, as the case may be. Landlord shall keep or cause to be kept records showing the Taxes and Operating Expenses for each calendar year during the Term. Tenant may object to such statements if, and only if, Tenant, within one (1) year of receipt by Tenant of such statement, sends a written notice to Landlord objecting to such statement and specifying the respects in which such statement is claimed to be incorrect. If such notice is sent, the parties recognize, as to the Operating Expenses, the unavailability of Landlord's books and records because of the confidential nature thereof and hence agree that either party may refer the decision of the issues raised to a reputable independent firm of certified public accountants selected by Landlord and reasonably acceptable to Tenant, (the decision of such accountants to be conclusively binding upon the parties), who shall have the right to review Landlord's books and records at Landlord's office and accompanying invoice and payment statements supporting the same, limited to operating expenses of the Building. The fees and expenses involved in such review shall be borne by Tenant unless Landlord's charges are found to be in error by more than five percent (5%), in which case Landlord shall pay such fees and expenses. Notwithstanding anything to the contrary in this paragraph, if the amount in dispute is less than $1000 for a calendar year, no third parties shall be utilized for this purpose by Landlord or Tenant. Any balance shown to be due pursuant to said statement shall be paid by Tenant to Landlord within thirty (30) days following Tenant's receipt of the statement and any overpayment shall, at Tenant's option, be immediately credited against Tenant's obligation to pay expected Additional Rent in connection with anticipated increases in Operating Expenses or anticipated increases in Taxes or shall be refunded to Tenant. Anything in this Lease to the contrary notwithstanding, Tenant shall not delay or withhold payment of any balance shown to be due pursuant to a statement rendered by Landlord to Tenant, pursuant to the terms of this Lease, because of any objection which Tenant may raise with respect to the statement. If at the time of the resolution of said objection the Term has expired, Landlord shall immediately refund to Tenant any overpayment found to be owing to Tenant.

                IV.1.2 If this Lease expires during a Partial Lease Year, Tenant shall be responsible for its estimated pro rata share of Operating Expenses and of Taxes for the Partial Lease Year. Tenant shall remit full payment to Landlord with the next month's Rent payment and, in any case, within thirty (30) days of such bill. If Tenant fails to remit such full payment to Landlord, Landlord in its sole discretion may deduct the amount due from Tenant's Security Deposit and be entitled to all other rights and remedies under this Lease for Tenant's default.

        Section IV.2 DEFINITION OF OPERATING EXPENSES

        The term "Operating Expenses" shall mean (a) all costs of management, operation and maintenance of the Building, including, without limitation, wages, salaries and payroll burden of employees, janitorial, maintenance, guard and other services, Building management office rent or rental value, power, fuel, water, waste disposal, landscaping care, premiums for liability, fire, hazard and other property related insurance, parking area care and management, reasonable advertising and promotion, fees for energy saving programs, administrative costs, including management fee, and (b) the cost (amortized over such reasonable period as landlord shall determine) of any capital improvements made to the Building by Landlord after the date of this Lease that are intended to reduce the Operating Expenses or that are required under any governmental law or regulation; provided, however, that Operating Expenses shall not include real property taxes or assessments (which are included in "Taxes"), depreciation on the Building, costs of tenant improvements, real estate brokers' commissions, interest and capital items other than those referred to in clause (b) above. Excluded from the definition of Operating Expenses are those items specifically set forth on Exhibit E annexed hereto.

        Section IV.3 TENANT'S TAXES

        Tenant covenants and agrees to pay promptly when due all taxes imposed upon its business operations and its personal property situated in the Premises.

        Section IV.4 TAXES INCLUDED.

        The term "Taxes" shall mean any tax, excise and/or assessment (other than income or franchise tax) levied, assessed or imposed by any governmental taxing authority, acting under any present or future law, ordinance, or regulation, upon or against or in any way related to the land and buildings comprising the Building, either by way of substitution or in addition to any existing tax on land and building otherwise, Tenant shall be responsible for and shall pay to Landlord its Proportionate Share of the increase in Taxes over the amount of Taxes paid for the Base Tax Year. Taxes shall not include interest and penalties for late payment except to the extent caused when Landlord, acting in good faith, has appealed any tax or assessment in any administrative or judicial proceeding. If assessments or other special taxes that are payable in installments are levied against the Property, Landlord shall pay such assessments or taxes in installments over the maximum periods of time permitted by law, except if such actions are prohibited in any mortgage, mortgage note or loan agreement pertaining to the Building to which Landlord is a party or any Lease with a third party tenant of the Building.

        Section IV.5 RECEIPT OF NOTICES.

        Failure of Landlord to furnish in a timely manner a statement of actual increases in Operating Expenses or Taxes or to give notice of an adjustment to rent under this Article IV shall not prejudice or act as a waiver of Landlord's right to furnish such statement or to give such notice at a subsequent time or to collect any adjustment to or recalculation of the Additional Rent for any preceding period, provided, however, Landlord shall be estopped from recouping any item of Additional Rent after the expiration of two (2) years from the date Tenant is billed for such Additional Rent. Tenant recognizes that Landlord's statements showing the estimate of increases in Operating Expenses and Taxes for any calendar year may be rendered at the end of the previous calendar year or the beginning of such calendar year, or later. If Landlord's statement is rendered subsequent to the beginning of a calendar year, Tenant shall continue to pay the increase in the Operating Expenses and in the Taxes for the prior calendar year and, should a deficiency result by virtue of an increase in Landlord's estimate of the Operating Expenses or Taxes for the current year, Tenant shall pay the amount of such deficiency, if any, in full, with the next monthly rent payment.

                                    ARTICLE V

                          TENANT'S INITIAL IMPROVEMENTS

        Section V.1 CONSTRUCTION PLANS.

        Tenant shall complete or cause the completion of Tenant's Initial Improvements as shown on the Final Plans and as more fully described in this Section. At Tenant's sole cost and expense, Tenant shall submit to Landlord its complete and detailed architectural, structural, mechanical and engineering plans and specifications prepared by an architect or engineer, showing Tenant's Initial Improvements ("Construction Plans") no later than thirty (30) days after the Lease Commencement Date (time being of the essence) for Landlord's approval. Wherever in this Article V Landlord's approval is required, Landlord's approval shall not be unreasonably withheld, conditioned or delayed. If applicable, Tenant's Construction Plans shall include all information necessary to reflect Tenant's requirements for the installation of any supplemental air conditioning system and ductwork, heating, electrical, plumbing and other mechanical systems and all work necessary to connect any special or non-standard facilities to the Building's base mechanical, electrical and structural systems. Tenant's submission shall include not less than one (1) set of sepias and five (5) sets of black and white prints. Tenant's Construction Plans shall include, but not be limited to, indication or identification of the following:

                V.1.1 locations and structural design of all floor area requiring live load capacities in excess of 75 pounds per square foot;

                V.1.2 the density of occupancy in large work areas;

                V.1.3 the location of any food service areas or vending equipment rooms;

                V.1.4 areas requiring 24-hour air conditioning;

                V.1.5 any partitions that are to extend from floor to underside of structural slab above;

                V.1.6 location of rooms for telephone equipment;

                V.1.7 locations and types of plumbing, if any, required for toilets (other than core facilities), sinks, drinking fountains, etc.;

                V.1.8 light switching of offices, conference rooms, etc.;

                V.1.9 layouts for specially installed equipment, including computers, size and capacity of mechanical and electrical services required and heat projection of equipment;

                V.1.10 dimensioned location of: (a) electrical receptacles (120 volts), including receptacles for wall clocks, and telephone outlets and their respective locations (wall or floor), (b) electrical receptacles for use in the operation of Tenant's business equipment which requires 208 volts or separate electrical circuits, (c) electronic calculating and CRT systems, etc., (d) special audio-visual requirements, and (e) other special electrical requirements;

                V.1.11 special fire protection equipment and raised flooring;

                V.1.12 reflected ceiling plan;

                V.1.13 information concerning air conditioning loads, including, but not limited to, air volume amounts at all supply vents;

                V.1.14 materials, colors and designs of wall coverings and finishes;

                V.1.15 painting and decorative treatment required to complete all construction;

                V.1.16 swing of each door, and schedule for doors (including dimensions for undercutting to clean carpeting) and frames and hardware;

                V.1.17 modifications of the front door and surrounding area, if any, as may be required for handicapped use; and

                V.1.18 all other information reasonably necessary to make the work complete and in all respects ready for operation.

        Section V.2 PLANS REVIEW.

        Landlord or Landlord's consultant shall respond to Tenant's request for approval of Tenant's Construction Plans within ten (10) business days of their submission, prepared in accordance with the terms of this Lease. In the event Landlord or Landlord's Consultant shall disapprove of all or a portion of Tenant's Construction Plans, it shall set forth its reasons therefor in reasonable detail, in which event Tenant shall revise its Construction Plans and resubmit same to Landlord within five (5) business days thereafter, time being of the essence. Upon Landlord's written final approval (notice of such approval, or of disapproval, shall be given by Landlord within five (5) business days of receipt of the Construction Plans), Tenant shall submit such construction plans, now to be known as the Final Plans to the Building Department of the City of Miami, Florida (and to any other governmental entities which may have authority over the Premises) for any and all building and other necessary permits and Tenant shall pay for all fees for such permits and deliver at its sole cost and expense all further information and instruments required to obtain such permits. After receipt of such permits, and in accordance with any qualifications and restrictions set forth therein, Tenant may proceed with Tenant's Initial Improvements, which shall be performed in accordance with the provisions of Articles V and VI. Change orders by Tenant shall be similarly subject to Landlord's review and approval or disapproval, and notice of either shall be given Tenant within five (5) business days of Landlord's receipt of them. Neither the recommendation or designation of an architect, any general contractor, any subcontractor or any materialman, as provided for in Section V.3, nor the approval of the Construction Plans by Landlord shall be deemed to create any liability on the part of Landlord with respect to the design, functionality and/or specifications set forth in the Final Plans.

        Section V.3 PAYMENT.

        Tenant shall pay for the Construction Plans, Final Plans, and all work depicted on them. Tenant shall be responsible for and pay all other construction costs other than Landlord's Improvements. Promptly following Landlord's approval of the Final Plans, Tenant shall cause the Tenant's Initial Improvements to be constructed as per the Final Plans. Landlord may assist Tenant in obtaining bids by giving Tenant a list of general contractors, subcontractors, architects and materialmen, for Tenant to use in soliciting bids, which list need not be used by Tenant. Tenant shall promptly thereafter execute written contracts with the architect and general contractor, or if there is no general contractor, with each contractor, subcontractor and materialman. Tenant agrees to pay the charges rendered by its architect, general contractor, subcontractors and materialmen strictly in the manner set forth in each such contract entered into between Tenant and each such party and as provided by law.

        Section V.4 TENANT DELAY.

        Landlord shall not be responsible or liable for Tenant Delay. Tenant Delay includes without limitation any of the following:

                V.4.1 Tenant's failure to furnish plans, drawings, and specifications in accordance with and at the times required pursuant to this
Article V; or

                V.4.2 any delays resulting from the disapproval by Landlord or Landlord's consultant of all or a portion of Tenant's revised plans and specifications as resubmitted after initial submission; or

                V.4.3 Tenant's request for materials, finishes or installations which are not readily; or

                V.4.4 Tenant's changes in drawings, plans, specifications, or construction submitted to Landlord including at any time subsequent to Landlord's approval of the Final Plans, including any Revisions which Tenant submits to Landlord; or

                V.4.5 The performance of work by a person, firm or corporation employed by Tenant and delays in the completion of the said work by said person, firm or corporation; or

                V.4.6 Tenant's failure to pay timely for the Cost of Tenant's Improvements.

        Section V.5 TENANT'S OBLIGATION FOR COST OF TENANT DELAYS.

        Tenant shall pay for any additional cost in completing Tenant's Initial Improvements resulting from any Tenant Delay. Any such sums shall be in addition to any sums payable pursuant to Section V.3 and shall be paid by Tenant promptly after Tenant's architect, general contractor, subcontractors or materialmen submits an invoice to Tenant therefor. If such costs, or any of the costs of Tenant' Improvements to be paid by Tenant under this Article V are not paid by Tenant when due, Landlord shall have the right, but not the obligation, to pay part or all of such costs, and in that event, such costs shall be collectible from Tenant in the same manner as Additional Rent whether or not the Term shall have commenced, and if Tenant defaults in the payment of such cost, such default shall be deemed a default under Article IX of this Lease and Landlord shall have all of the remedies therefor set forth in this Lease.

        Section V.6 EARLY OCCUPANCY.

        Except as hereinafter provided, neither Tenant nor its agents, employees, invitees or independent contractors shall enter the Premises during the performance of Landlord's Improvements. Upon the granting of consent by Landlord, which shall not be unreasonably withheld, Tenant or its agents may enter the Premises prior to the Lease Commencement Date to perform such pre-construction work as it may desire provided that such work in no way interferes with the performance of Landlord's Improvements and such entry shall be deemed under all the terms, covenants and conditions of this Lease, except the covenant to pay Rent. In the event Landlord, in its sole discretion, determines that the performance by Tenant or any of its agents of any such Tenant pre-construction work is impeding or impairing in any way the performance of Landlord's Improvements, then, upon notice to Tenant, Tenant shall cease or cause the cessation of all such work until the receipt of notification from Landlord that Tenant may once again enter the Premises in order to perform such work. Tenant shall indemnify and save Landlord harmless from and against any and all loss, liability, damage, cost and expense, including without limitation, reasonable attorneys' fees and disbursements, claimed or actually arising from, growing out of or related to (a) any act, neglect or failure to act of Tenant or anyone entering the Premises or Building with Tenant's permission, (b) the performance of such Tenant's pre-construction work, or (c) any other reason whatsoever arising out of said entry upon the Premises or Building. The provisions of this Section V.6 shall survive the termination of this Lease.

        Section V.7 REVISIONS.

        Tenant shall have the right to make revisions to the Final Plans ("Revisions"). All Revisions shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld provided the Revisions are non-structural in nature. Landlord shall either approve or disapprove the Revisions within five (5) business days after submission thereof by Tenant. Without limiting the generality of the foregoing, no Revision will be approved unless (a) all changes to and modifications from Tenant's Final Plans are circled or highlighted as per standard industry practices and (b) said Revisions conform with the requirements of Articles V and VI. Tenant shall notify Landlord in writing of the Revisions, and any Tenant Delay that the performance of the same may entail. The cost of any Revisions shall be borne solely by Tenant.

        Section V.8 COMPLETION DUE DILIGENCE.

        Tenant shall, subject to any other cause beyond Tenant's reasonable control, use due diligence to complete Tenant's Initial Improvements as soon as may be practicable. Tenant shall notify Landlord of the date of the substantial completion of Tenant's Initial Improvements ("Substantial

Completion Date") at least five (5) days prior thereto. The phrase "substantial completion" shall mean that Tenant's Initial Improvements shall have been completed in accordance with the Final Plans and all mechanical and electrical systems serving or affecting the Premises shall then be in working order and Tenant shall have delivered to Landlord a copy of the applicable Final Inspection Report, Certificate of Occupancy or Completion, as the case may be issued by the local governmental authority. Tenant shall have no right to enter the Premises for the purposes of conducting its business therefrom until Tenant has complied with the above requirements.

                                   ARTICLE VI

            ADDITIONS, ALTERATIONS, REPLACEMENTS, AND TRADE FIXTURES

        Section VI.1 BY LANDLORD

        So long as Tenant's operations are not unreasonably disturbed or disrupted, Landlord reserves the right at any time to make alterations or additions to the Building in which the Premises are contained. So long as Tenant's operations are not unreasonably disturbed or disrupted, Landlord also reserves the right to construct other improvements in the Building or Common Areas from time to time and to make alterations thereof or additions thereto.

        Section VI.2 BY TENANT

                VI.2.1 Upon receipt of Landlord's prior written approval, Tenant may from time to time, at its own expense, alter, renovate or improve the interior of the Premises provided the same be performed in a good and workmanlike manner, in accordance with accepted building practices and so as not to weaken or impair the strength or lessen the value of the Building in which the Premises are located. No changes, alterations or improvements affecting the exterior of the Premises or the Building or the Building systems shall be made by Tenant without the prior written approval of Landlord, which may be unreasonably withheld. Any work done by Tenant under the provisions of this Section shall not interfere with the use by the other tenants of their premises in the Building. Tenant also agrees to pay 100% of any increase in the Real Estate Taxes or Landlord's Personal Property Taxes resulting from such improvements by or for Tenant.

                VI.2.2 All alterations, decorations, additions and improvements made by Tenant, or made by Landlord on Tenant's behalf as provided in this Lease, shall remain the property of Tenant for the Lease Term or any extension or renewal thereof, but they shall not be removed from the Premises without the prior written consent of Landlord.

                VI.2.3 Upon obtaining the prior written consent of Landlord, Tenant shall remove such alterations, decorations, additions and improvements and restore the

Premises as provided in Section VI.5, and if Tenant fails to do so and moves from the Premises, all such alterations, decorations, additions and improvements shall become the property of Landlord, who may charge Tenant for storing or disposing of any or all of such property. Landlord hereby agrees that if Tenant requests in writing prior to the installation of any alterations, improvements or additions that Landlord specify whether it will require the removal of the alterations, improvements or additions upon termination or expiration of this Lease. Landlord shall so specify within ten (10) days after Tenant's request. If Landlord fails to respond to such a request, Landlord shall be deemed to have not required the removal of the alterations, improvements or additions upon the termination or expiration of this Lease.

        Section VI.3 CONSTRUCTION INSURANCE AND INDEMNITY

                VI.3.1 Tenant shall indemnify and hold Landlord harmless from any and all claims for loss or damages or otherwise based upon or in any manner growing out of any alterations or construction undertaken by Tenant under the Lease Term, including all costs, damages, expenses, court costs and reasonable attorneys' fees incurred in or resulting from claims made by any person or persons, by other tenants of premises in the Building, their subtenants, agents, employees, customers and invitees.

                VI.3.2 Before undertaking any alterations or construction, Tenant shall obtain and pay for a public liability policy insuring Landlord and Tenant against any liability which may arise on account of such proposed alterations and construction work in limits of not less than $1,000,000.00 for any one person, $3,000,000.00 for more than one person in any one accident and $1,000,000.00 for property damage; and a copy of such pre-paid policy or a certificate from the insurer of such insurance on Form ACCORD 27 shall be delivered to Landlord prior to the commencement of such proposed work. Tenant shall also maintain at all times fire insurance with extended coverage in the name of Landlord and Tenant as their interests may appear in an amount adequate to cover the cost of replacement of all alterations, decorations, additions or improvements in and to the Premises and all trade fixtures therein, in the event of fire or extended coverage loss. Tenant shall deliver to Landlord copies of such pre paid fire insurance policies or a certificate from the insurer of such insurance on Form ACCORD 27 which shall contain a clause requiring the insurer to give Landlord ten (10) days' notice of cancellation of such policies.

        Section VI.4 MECHANIC'S LIENS AND ADDITIONAL CONSTRUCTION

                VI.4.1 If by reason of any alteration, repair, labor performed or materials furnished to the Premises for or on behalf of Tenant any mechanic's or other lien shall be filed, claimed, perfected or otherwise established or as provided by law against the Premises, Tenant shall discharge or remove the lien by bonding or otherwise, within fifteen

(15) days after Tenant receives notice of the filing of same. Notwithstanding any provision of this Lease seemingly to the contrary, Tenant shall never, under any circumstances, have the power to subject the interest of Landlord in the Premises or the Building to any mechanics' or materialmen's liens or liens of any kind, nor shall any provision contained in this Lease ever be construed as empowering Tenant to encumber or cause Landlord to encumber the title or interest of Landlord in the Premises.

                VI.4.2 Tenant hereby expressly acknowledges and agrees that, except for Landlord's Improvements as indicated under Article V, no alterations, additions, repairs or improvements to the Premises of any kind are required or contemplated to be performed as a prerequisite to the execution of this Lease and the effectiveness thereof according to its terms or in order to place the Premises in a condition necessary for use of the Premises for the purposes as set forth in this Lease, that the Premises are presently complete and usable for the purposes as set forth in this Lease and that this Lease is in no way conditioned on Tenant making or being able to make alterations, additions, repairs or improvements to the Premises, unless otherwise specified in this Lease, notwithstanding the fact that alterations, repairs, additions or improvements may be made by Tenant, for Tenant's convenience or for Tenant's purposes, subject to Landlord's prior written consent, at Tenant's sole cost and expense.

                VI.4.3 Landlord and Tenant expressly acknowledge and agree that neither Tenant nor any one claiming by, through or under Tenant, including without limitation contractors, sub-contractors, materialmen, mechanics and laborers, shall have any right to file or place any mechanics' or materialmen's liens of any kind whatsoever upon the Premises nor upon any building or improvement thereon; on the contrary, any such liens are specifically prohibited. All parties with whom Tenant may deal are hereby put on notice that Tenant has no power to subject Landlord's interest in the Premises to any claim or lien of any kind or character and any persons dealing with Tenant must look solely to the credit of Tenant for payment and not to Landlord's interest in the Premises or otherwise. All Contracts of Tenant for the construction of any alteration, addition or improvement including, but not limited to, the contracts of subcontractors and materialmen, shall contain the agreement of the contractor, subcontractor or materialman agreeing to look solely to the Tenant and Tenant's interest in the property for payment and waiving any right to a lien on Landlord's interest in the Building or the Premises. Such contracts shall also contain a provision waiving any lien against Landlord's interest in the Building or the Premises for extras or change orders. Such contracts shall also require the contractor, subcontractor and materialman to provide in recordable form, a waiver and release of lien upon final payment at the completion of construction and a waiver and release of lien upon progress payment during the construction thereof. Landlord shall be advised, in writing, at least ten (10) days prior to the date that work by or for Tenant is to commence or the date of anticipated commencement in order to allow Landlord to post notices of non-responsibility on the Premises. Tenant agrees to allow such notices to remain posted in the Premises throughout the construction period and to notify Landlord if such notices are damaged or removed. The construction work shall be scheduled in such a manner so as to create the minimum disturbance to other tenants. Any construction causing or resulting in unreasonable noise, dust or other disturbance of tenants shall be scheduled and performed during the hours of 7:00 p.m. and 7:00 a.m. No building or other materials, construction, tools and equipment shall be stored in the Common Areas. All trash and construction debris shall be promptly removed and deposited lawfully off the property, or, if a dumpster has been approved for the deposit of trash and construction debris, then said trash and construction debris shall be deposited into the approved dumpster. No dumpster shall be brought on the Property unless the size and location thereof has been approved by Landlord in writing.

                VI.4.4 Any lien filed against the Premises in violation of this
Section VI.4 shall be null and void and of no force or effect. In addition, Tenant shall cause any lien filed against the Premises in violation of this paragraph to be canceled, released, discharged and extinguished within fifteen
(15) days after Tenant receives notice of filing of the same and shall indemnify and hold Landlord harmless from and against any such lien and any costs, damages, charges and expenses, including but not limited to, reasonable attorney's fees, incurred in connection with or with respect to any such lien.

        Section VI.5 TRADE FIXTURES

                VI.5.1 All trade fixtures and equipment installed by Tenant in the Premises shall be new or completely reconditioned and shall remain the property of Tenant.

                VI.5.2 Provided Tenant is not then in default under this Lease, Tenant shall have the right, at any time , to remove any and all trade fixtures, equipment and other items of personal property not constituting a part of the Building which it may have stored or installed in the Premises including, but not limited to, counters, shelving, showcases, chairs, and movable machinery purchased or provided by Tenant and which are susceptible of being moved without damage to the Building and the Premises, provided this right is exercised before the Lease is terminated and provided that Tenant, at its own cost and expense, shall repair any damage to the Premises or Building caused thereby. The right granted Tenant in this Section VI.5 shall not include the right to remove any plumbing or electrical fixtures or equipment, heating or air conditioning equipment, floor coverings (including wall-to-wall carpeting) glued or fastened to the floors or any paneling, tile or other materials fastened or attached to the walls or ceilings, all of which shall be deemed to constitute a part of the Building, and, as a matter of course, shall not include the right to remove any fixtures or machinery that were furnished or paid for by Landlord. The Premises and the immediate areas in front, behind and adjacent to it shall be left in a broom-clean condition. Should Tenant fail to comply with this provision, Landlord may deduct the cost of clean-up from Tenant's Security Deposit. If Tenant shall fail to remove its trade fixtures or other property at the termination of this Lease, or upon cessation of Tenant's business in the Premises or upon termination of Tenant's rights to possession of the Premises, such fixtures and other property not removed by Tenant shall be deemed abandoned by Tenant, and, at the option of Landlord, shall become the property of Landlord; Landlord may store, sell, or otherwise dispose of such property at Landlord's sole discretion but at Tenant's expense. Any such removal shall be performed in a good and workmanlike manner, in accordance with accepted building practices, in full compliance with all applicable building codes , with Tenant procuring at its sole cost and expense all permits required for such work. The parties agree that during the term of this Lease, Tenant's cabling, conduits and other connection equipment (collectively, the "Connective Equipment") and all of the telecommunications equipment installed by or on behalf of Tenant in or on the Premises shall be deemed to be the property of the Tenant, and not fixtures of the Building. Landlord hereby waives its right, statutory or otherwise, to any lien on the telecommunications equipment and the Connecting Equipment. At the end of the term of the Lease, Tenant may elect to abandon in place all or part of the Connecting Equipment in which event Tenant shall cut, disconnect and cap off all pipes, wires and other components of the Connecting Equipment and seal them off in a safe and lawful manner, or remove the Connecting Equipment.

                VI.5.3 All of the foregoing Section VI.5 is subject to Section
VI.3.1 of this Lease.

        Section VI.6 RIGHT OF ENTRY

        Landlord or its representatives shall have the right, without liability, to enter the Premises at reasonable hours during the Lease Term to (a) show the Premises to prospective purchasers, lenders and tenants, or (b) ascertain if the Premises are in proper repair and condition, and make repairs thereto or to the Building in which the same are located, including the right to take the required materials therefor into and upon the Premises without the same constituting an eviction of Tenant in whole or part, so long as Tenant's business operations are not unreasonably disturbed or disrupted and the Rent shall not abate while such repairs, alterations, replacements or improvements are being made by reason of loss or interruption of Tenant's business due to the performance of any such work so long as Tenant's business operations are not unreasonably disturbed or disrupted. If Tenant shall not be personally present to permit an entry into the Premises when for any reason an entry therein shall be permissible, Landlord may enter the Premises by a master key.

                                   ARTICLE VII

                             INSURANCE AND INDEMNITY

        Section VII.I TENANT'S INSURANCE

        Tenant shall maintain, at its own cost and expense, in reasonably responsible Florida licensed insurance companies approved by Landlord, rated by Best's Insurance Reports at least A plus 7 or higher, combined single limit public liability insurance, insuring Landlord and Tenant, as their interests may appear, against all claims, demands or actions for bodily injury, personal injury or death of any one person in an amount of not less than $1,000,000.00; and for bodily injury, personal injury or death of more than one person in any one accident in an amount of not less than $3,000,000.00; and for damage to property in an amount of not less than $1,000,000.00. Landlord shall have the right to direct Tenant to increase such amounts whenever it considers them inadequate (but not more frequently than once every three (3) years). Such liability insurance shall also cover and include all exterior signs maintained by Tenant. The policy of insurance may be in the form of a general coverage or floater policy covering these and other premises, provided that Landlord is specifically insured therein. Tenant shall carry like coverage against loss or damage by boiler or compressor or internal explosion of boilers or compressors, if there is a boiler or compressor in the Premises. Tenant shall maintain insurance covering all glass forming a part of the Premises including plate glass in the Premises and fire insurance against loss or damage by fire or windstorms, with such endorsements for extended coverage, vandalism, malicious mischief and special extended coverage as Landlord may require, covering 100% of the replacement costs of any items of value, including but not limited to signs, stock, inventory, fixtures, improvements, floor coverings and equipment. All of said insurance shall be in form and in responsible companies licensed in the State of Florida satisfactory to Landlord, and shall provide that it will not be subject to cancellation, termination or change except after at least thirty (30) days' prior written notice to Landlord. Any insurance procured by Tenant as herein required shall contain an express waiver of any right of subrogation by the insurance company against Landlord. The policies or a certificate from the insurer on Form ACCORD 27, together with satisfactory evidence of the payment of the premiums thereon, shall be deposited with Landlord on the day Tenant begins operations. Thereafter, Tenant shall provide Landlord with a certificate from the insurer on Form ACCORD 27 and evidence of proof of payment upon renewal of such policy, not less than thirty (30) days prior to expiration of the term of such coverage. In the event Tenant fails to timely obtain or maintain the insurance required hereunder, Landlord may obtain same and any costs incurred by Landlord in connection therewith shall be payable by Tenant upon demand. Landlord shall carry public liability insurance covering the common areas of the Building, including but not limited to the sidewalks, malls and parking lot.

        Section VII.2 EXTRA HAZARD INSURANCE PREMIUMS

        Tenant shall not keep, use, sell or offer for sale in or upon the Premises any article or permit any activity which may be prohibited by the standard form of fire or public liability insurance policy. Tenant shall not knowingly use or occupy the Premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed extra hazardous on account of fire or otherwise. In the event Tenant's use and/or occupancy causes any increase of any insurance premium above the rate for the least hazardous type of occupancy legally permitted in the Premises, Tenant shall pay such additional premium on any policy, including but not limited to fire, extended coverage, public liability or any insurance that may be carried by Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from and payable by Tenant when rendered in writing, but such increases in the rate of insurance shall not be deemed a breach of this covenant by Tenant. Failure to pay amounts due hereunder shall be a breach of the Lease. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire and public liability insurance rate on the Premises.

        Section VII.3 INDEMNITY

        Tenant shall indemnify and save harmless Landlord from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, occurring within the Premises and immediately adjoining the Premises and arising out of the use and occupancy of the Premises or Building by Tenant, or occasioned wholly or in part by any act or omission of Tenant, its subtenants, agents, contractors, employees, servants, licensees or concessionaires, excepting however such claims and demands, whether for injuries to persons or loss of life, or damage to property, to the extent caused in whole or in part by the negligence or willful misconduct of Landlord, its agents or employees. If, however, any liability arises in the Common Areas because of the negligence of Tenant, Tenant's subtenants, agents, employees, contractors, invitees, customers or visitors, then in such event Tenant shall hold Landlord harmless. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in enforcing the covenants and agreements of this Lease.

        Section VII.4 LANDLORD INSURANCE ON THE BUILDING.

        Landlord agrees to maintain, throughout the term of the Lease, all-risk property and casualty insurance in an amount at least equal to the full replacement value of the Building covering the Building against those perils normally insured against by a prudent owner of office buildings in the downtown Miami business area.

                                  ARTICLE VIII

                      DAMAGE, DESTRUCTION AND CONDEMNATION

        Section VIII.1 DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY.

                VIII.1.1 Tenant shall give prompt notice to Landlord in case of fire or other damage to the Premises or the Building. In the event the Premises are damaged by fire, explosion, flood, tornado or by the elements, or through any casualty, or otherwise, after the commencement of the Lease Term, the Lease shall continue in full force and effect. If the extent of the damage is less than fifty percent (50%) of the cost of replacement of the Premises, the damage shall promptly be repaired by Landlord at Landlord's expense, provided that Landlord shall not be obligated to so repair if such fire, explosion or other casualty is caused directly by the negligence or malfeasance of Tenant, its subtenants, permitted concessionaires, or its or their agents, servants or employees, and provided further that Landlord shall not be obligated to expend for such repair an amount in excess of the insurance proceeds recovered as a result of such damage, as long as Landlord has complied with its obligations under Section 7.4 above, and that in no event shall Landlord be required to replace Tenant's stock in trade, fixtures, furniture, furnishings, floor coverings and equipment. In the event of any such damage and (a) Landlord is not required to repair as hereinabove provided, or (b) the Premises shall be damaged to the extent of fifty percent (50%) or more of the cost of replacement, or (c) the Building of which the Premises are a part is damaged to the extent of twenty-five percent (25%) or more of the cost of replacement, Landlord may elect either to repair or rebuild the Premises, or the Building, or to terminate this Lease upon giving notice of such election to Tenant within ninety (90) days after the occurrence of the event causing the damage. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease effective as of the date of the fire or other casualty if (i) the casualty is a Material Casualty and Landlord reasonably estimates (which estimate shall be given by Landlord to Tenant no later than thirty (30) days after the date of the casualty) that the time required to substantially complete the repair or restoration shall exceed six (6) months from the date of the fire or other casualty; or (ii) repair or restoration of the Premises has not been substantially completed within six (6) months from the date of the fire or other casualty; (iii) where for the purposes of this Lease, "Material Casualty" means damage or destruction to the extent of fifty (50%) percent of more of the rentable square feet of the Building being untenantable or renders the Premises inaccessible, impossible to occupy or impossible from whence to conduct Tenant's business operations.

                VIII.1.2 If the casualty, repairing, or rebuilding shall render the Premises untenantable, or impossible from whence for Tenant to conduct its business operations, in whole or in part, and the damage shall not have been due to the default or neglect of Tenant, a proportionate abatement of the Rent shall be allowed from the date when the damage occurred until the date Landlord completes the repairing or rebuilding, said proportion to be computed on an equitable basis that corresponds to the diminution in usefulness of the Premises to Tenant. If the parties cannot agree upon such basis for an abatement within thirty (30) days after the casualty, either party may submit the matter to binding arbitration in Miami, Florida administered by under the auspices of the American Arbitration Association under its Rules for the Real Estate Industry and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitrator shall be either a Florida licensed attorney specializing in Real Property Law with respect to Commercial Office Buildings, or a Florida licensed Real Estate Broker specializing in the rental of Commercial Office Buildings in Miami-Dade County, Florida, or a senior level Real Estate operations executive with a minimum experience and training level of either a masters degree in real estate management and 10 years practical experience in the management, development and operation of Commercial Office Buildings of which 5 years have been in the Miami-Dade commercial office building market or no degree but 20 years practical experience in the management, development and operation of Commercial Office Buildings of which 10 years have been in the Miami-Dade commercial office building market. The award shall specify in detail the basis for the arbitrator(s)' decision. The arbitrator shall grant attorneys' fees and costs (including all fees paid to the American Arbitration Association) to the prevailing party, or to that party whose position most nearly approximates the award. If Landlord is required or elects to repair the Premises as herein provided, Tenant shall repair or replace its stock in trade, fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed for business, Tenant shall promptly reopen for business upon the completion of such repairs.

                VIII.1.3 In the event the Premises or the Building shall be damaged in whole or in substantial part within the last twelve (12) months of the original term, or within the last twenty-four (24) months of the last renewal term, if renewals are provided for in this Lease, Landlord shall have the option, exercisable within Ninety (90) days following such damage, of terminating this Lease, effective as of the date of Tenant's receipt of notice from Landlord. If any such termination occurs during the initial Lease Term, any options for renewal shall automatically be of no further force or effect.

                VIII.1.4 No damage or destruction of the Premises or the Building shall allow Tenant to surrender possession of the Premises nor affect Tenant's liability for the payment of Rent or any other covenant contained herein, except as may be specifically provided in this Lease. Notwithstanding any of the provisions herein to the contrary, Landlord shall have no obligation to rebuild the Premises or the Building and may at its own option cancel this Lease unless the damage or destruction is a result of a casualty covered by Landlord's insurance policy or which should have been covered by the insurance policy which would be obtained by a commercially reasonable Landlord of a commercial office building located in South Florida.

        Section VIII.2 CONDEMNATION.

        In the event the entire Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of title vesting in such proceeding, and Landlord and Tenant shall thereupon be released from any further liability hereunder. If any part of the Premises shall be taken as aforesaid, and such partial taking shall render that portion not so taken unsuitable for the business of Tenant, as determined by Landlord and Tenant, then this Lease and the Lease Term herein shall cease and terminate as aforesaid (if the parties cannot agree upon the portion which is unsuitable or reduction of Rent on an equitable basis, the determination of such portion shall be submitted to binding arbitration in accordance with the terms for arbitration set forth in Section
VIII.1.2 of this Lease. If such partial taking is not extensive enough to render the Premises unsuitable for the business of Tenant, then this Lease shall continue in effect, except that the Fixed Minimum Rent shall be reduced on an equitable basis and Landlord shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the Building in which the Premises are located so as to constitute the portion of the Building not taken as a complete architectural unit, but such work shall not exceed the scope of the work to be done by Landlord in originally constructing said Building, nor shall Landlord, in any event, be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Premises so taken. "Amount received by Landlord" shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgagee for the value of the diminished fee. If more than twenty percent (20%) of the floor area of the Building in which the Premises are located shall be taken as aforesaid, Landlord may, by written notice to Tenant, terminate this Lease, such termination to be effective as aforesaid. If this Lease is terminated as provided in this paragraph, the Rent shall be paid up to the date that possession is so taken by public authority and Landlord shall make an equitable refund of any Rent paid by Tenant in advance. Tenant shall not be entitled to and expressly waives all claim to any condemnation award for any taking, whether whole or partial, and whether for diminution in value of the leasehold or to the fee although Tenant shall have the right, to the extent that the same shall not reduce Landlord's award, to claim from the condemnor, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for damage to Tenant's business, fixtures and improvements installed by Tenant at its expense.

                                   ARTICLE IX

                                DEFAULT, REMEDIES

        Section IX.1 DEFAULT.

        The occurrence of any of the following during the Term shall constitute an "Event of Default" by Tenant:

                IX.1.1 Tenant shall fail to pay when due all or any portion of any Rent after three (3) days written notice from Landlord;

                IX.1.2 Tenant shall fail to pay when due any other sums, fees, charges, costs, or expenses which are payable under this Lease after fifteen
(15) days written notice from Landlord;

                IX.1.3 Tenant shall, other than in the manner permitted under this Lease, make or permit or suffer to occur any assignment (including any transfer of interest in Tenant which is deemed to be an assignment under this Lease), sublease or occupancy arrangement, conveyance, transfer, conditional or collateral assignment, pledge, hypothecation, or other encumbrance, whether by operation of law or otherwise, of this Lease or any interest in this Lease;

                IX.1.4 Tenant shall fail in any other way in the performance or observance of any of the other non-monetary terms and conditions of this Lease and within fifteen (15) days shall not have cured such default; provided, however, if Tenant commences such cure within fifteen (15) days, and diligently pursued such cure to completion, Tenant shall have such additional time as is reasonably necessary to cure such default;

                IX.1.5 There shall be filed by or against Tenant in any court or other tribunal a petition in bankruptcy or insolvency proceedings or for reorganization or for the appointment of a receiver or trustee of all or substantially all of Tenant's, unless such petition shall be filed against Tenant and Tenant shall in good faith promptly thereafter commence and diligently prosecute any and all proceedings appropriate to secure the dismissal of such petition and shall secure such dismissal within sixty (60) days of its filing;

                IX.1.6 Tenant shall be adjudicated a bankrupt or an insolvent or take the benefit of any federal reorganization or composition proceeding, make an assignment for the benefit of creditors, or take the benefit of an insolvency law;

                IX.1.7 Tenant's interest under this Lease shall be sold under any execution or process of law;

                IX.1.8 7 Subject to the provisions of Section XII.12.3 hereof, Tenant shall have failed to complete the Initial Tenant Improvements and open for business within four (4) months after the execution of this Lease by both parties to it; or

                IX.1.9 Tenant shall fail to maintain current, duly issued occupational licenses, or any other permit or license required by an applicable Legal Authority for its operations at the Premises, or Tenant shall fail to meet the insurance requirements of this Lease and provide certificates of insurance (and binders and policies, if required) evidencing such compliance.

        Section IX.2 REMEDIES.

        In the event of the occurrence of an Event of Default by Tenant, Landlord, at Landlord's option, may elect to do one or more of the following:

                IX.2.1 accelerate all of the remaining Rent for the Lease Term, in which event all Rent shall become immediately due and payable, subject to the provisions of Section IX.6.3.3;

                IX.2.2 terminate this Lease as provided by this section and re-enter the Premises and remove all persons and property from the Premises, either by summary proceedings or by any other suitable action or proceeding at law, or otherwise; or

                IX.2.3 without terminating this Lease, re-enter the Premises and remove all persons and property from the Premises, either by summary proceedings or by any other suitable action or proceeding at law, or otherwise, and relet all or any part of the Premises.

        Section IX.3 TERMINATION.

        If Landlord elects to terminate this Lease as a result of an Event of
Default:

                IX.3.1 Landlord shall give notice of such termination, which shall take effect ten (10) days after such notice is given, or such greater number of days as is set forth in such notice, fully and completely as if the effective date of such termination were the date originally set forth in this Lease for the expiration of the Lease Term;

                IX.3.2 Tenant shall quit and peacefully surrender the Premises to Landlord, without any payment by Landlord for doing so, on or before the effective date of termination; and

                IX.3.3 All Rent, including accelerated Rent (subject to the provisions of Section IX.6.3.3), shall become due and shall be paid up to the effective date of termination, together with such expenses, including attorneys' fees, as Landlord shall incur in connection with such termination.

        Section IX.4 NO REINSTATEMENT AFTER TERMINATION.

        No receipts of monies by Landlord from Tenant after termination of this Lease shall reinstate, continue, or extend the Term, affect any Notice previously given by Landlord to Tenant, or operate as a waiver of the right of Landlord to enforce the payment of Rent.

        Section IX.5 RETENTION OF SUMS AFTER TERMINATION.

        If Landlord shall terminate this Lease, Landlord shall be entitled to the right of set-off against all sums then held by Landlord pursuant to any of the provisions of this Lease.

        Section IX.6 RE-ENTRY.

        In the event of any re-entry and/or dispossession by summary proceedings or otherwise without termination of this Lease:

                IX.6.1 all Rent shall become due and shall be paid up to the time of such re-entry and/or dispossession, together with such expenses, including reasonable attorneys' fees, as Landlord shall incur in connection with such re-entry and/or dispossession by summary proceedings or otherwise; and

                IX.6.2 all Rent for the remainder of the Lease Term may be accelerated and due in full, the collection of such sums being subject to the provisions of Section IX.6.3.3; and

                IX.6.3 Landlord may relet all or any part of the Premises, either in the name of Landlord or otherwise, for a term or terms which may, at Landlord's option, be equal to, less than, or greater than the period which would otherwise have constituted the balance of the Term. In connection with such reletting:

                        IX.6.3.1 Tenant shall pay, as Additional Rent, to Landlord, as they are incurred by Landlord, such reasonable expenses as Landlord may incur in connection with reletting, including, without limitation, legal expenses, attorneys' fees, brokerage commissions, and expenses incurred in altering, repairing, and putting the Premises in good order and condition and in preparing the Premises for reletting;

                        IX.6.3.2 Tenant shall pay to Landlord, in monthly installments on the due dates for Rent payments for each month of the balance of the Term, the amount by which any Rent payment exceeds the net amount, if any, of the rents for such period collected on account of the reletting of the Premises; any suit brought to collect such amount for any month or months shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month or months by a similar action or proceeding;

                        IX.6.3.3 at Landlord's option exercised at any time, Landlord shall be entitled to recover immediately from Tenant, in addition to any other proper claims, but in lieu of and not in addition to any amount which would thereafter become payable under the preceding subsection, a sum equal to the amount by which the sum of the Rent for the balance of the Lease Term, compound discounted at the Prime Rate then in effect of Citibank, N.A., to its then-present worth, exceeds the net rental value of the Premises, compound discounted at the same annual rate to its then-present worth, for the balance of the Lease Term. In determining such net rental value of the Premises, the rent realized by any reletting of the Premises, if such reletting is upon terms (other than rental amounts) generally comparable to the terms of this Lease, shall be deemed to be such net rental value; and

                        IX.6.3.4 at Landlord's option, Landlord may make such alterations and/or decorations in or upon the Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of reletting the Premises; the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability under this Section; the cost of all such alterations and/or decorations shall be paid by Tenant to Landlord as Additional Rent.

        Section IX.7 SUMS COLLECTED UPON RELETTING.

        Landlord shall have, receive, and enjoy as Landlord's sole and absolute property, any and all sums collected by Landlord as rent or otherwise upon reletting the Premises after Landlord shall resume possession of the Premises as provided by this Lease, including, without limitation, any amounts by which the sum or sums so collected shall exceed the continuing liability of Tenant under this Lease. If Landlord shall have accelerated Rent payments and collected same from Tenant, and subsequently shall have relet the Premises, then Landlord, after deducting all costs related to reletting, including, but not limited to, those described or anticipated in this Section IX.7 and in Section IX.11, and any other sums due from Tenant to Landlord, shall pay to Tenant the amount remaining which is collected as Rent for each month, to the extent Landlord shall have previously received the Rent for such month from Tenant (but Landlord may retain any such amount, for application to future amounts not yet paid but which may become due).

        Section IX.8 NO EFFECT ON SUIT.

        Landlord and Tenant agree that after the commencement of suit for possession of the Premises or after final order or judgment for the possession of the Premises, Landlord may demand, receive, and collect any monies due or coming due without in any manner affecting such suit, order, or judgment. All such monies collected shall be deemed to be payments on account of the use and occupation of the Premises, or, at the election of Landlord, on account of Tenant's liability under this Lease.

        Section IX.9 WAIVER OF RIGHTS OF REDEMPTION.

        Tenant waives all rights of redemption which may otherwise be provided by any Legal Requirement in the event that Landlord shall, because of the occurrence of an Event of Default by Tenant, obtain possession of the Premises under legal proceedings, or pursuant to present or future law or to the terms and conditions of this Lease.

        Section IX.10 USE OF WORD "RE-ENTRY".

        The words "re-enter" and "re-entry", as used in this Section, are not and shall not be restricted to their technical legal meaning, but are used in the broadest sense.

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

        Section IX.11 LANDLORD'S RIGHT TO CURE TENANT'S DEFAULTS.

        Whenever and as often as Tenant shall fail or neglect to comply with the terms and conditions of this Lease, Landlord, at Landlord's option and upon twenty (20 ) days' Notice to Tenant (or upon shorter Notice, or with no Notice at all, if reasonable to meet an emergency or a time limitation imposed by Legal Authorities), may, in addition to all other remedies available to Landlord, perform, or cause to be performed, such work, labor, services, acts, or things, and take such other steps, including, but not limited to, entry onto the Premises, as Landlord may deem advisable, to comply with and perform any such term or condition. Tenant shall reimburse Landlord upon demand, and from time to time, for all costs and expenses suffered or incurred by Landlord in so complying with or performing such term or condition. The commencement of any work or the taking of any other steps or performance of any other act by Landlord pursuant to this Section shall not be deemed to obligate Landlord to complete the curing of any term or condition which is in default.

        Section IX.12 LANDLORD'S EXPENSES.

        Tenant shall reimburse Landlord upon demand for all reasonable expenses, including attorneys' fees and costs for negotiation, trial, or appellate work (including fees for the services of paralegals and similar persons) incurred by Landlord in connection with (a) any litigation or dispute in which Landlord becomes a party or otherwise becomes involved related to the Premises or Landlord's rights or obligations under this Lease (except to the extent Landlord is found to be at fault); (b) all costs of reletting the Premises in the event of Tenant's default, including brokers' charges, and the proportionate share of the original broker's fees, if any, for which Tenant has not paid all Rent, (c) the enforcement or collection of any judgments, settlements or court awards, and
(d) if the leasehold interest of Tenant under this Lease shall be held by more than one person or entity, and if litigation shall arise by reason of a dispute among such persons or entities, then Landlord's reasonable expenses incurred if Landlord is made a party to, or incurred otherwise in connection with, such litigation.

                                    ARTICLE X

                                    SECURITY

        Section X.1 SECURITY DEPOSIT

                X.1.1 Tenant has deposited with Landlord the sum specified in the Basic Term Sheet to be retained by Landlord without liability for interest, as security for the payment of all Rent and other sums of money which shall or may be payable for the full stated term of this Lease, and any extension or renewal thereof, and for the faithful performance of all the terms of this Lease to be observed and performed by Tenant.

                X.1.2 The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the prior written consent of Landlord and any such act on the part of Tenant shall be without force or effect and shall not be binding upon Landlord. If any of the Rent herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or if Tenant shall fail to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of Rent or Additional Rent or loss or damage sustained by Landlord due to breach on the part of Tenant; and Tenant shall promptly upon demand restore said security to the original sum deposited. If Tenant should be overdue in the payment of monthly Rent or other sums payable to Landlord on at least three (3) or more occasions during a year, Landlord, at its option, may require Tenant to increase the amount of Security Deposit now held by Landlord by an amount sufficient to cover at least one (1) additional months' Rent or greater amount to be determined at the reasonable discretion of Landlord. In this event, upon receipt of the additional security sum, Landlord and Tenant shall evidence such receipt by a letter signed and acknowledged by both Landlord and Tenant to be incorporated as part of this Lease amending the Basic Term Sheet, stating the "New Total Amount" so held without liability for any interest. Within thirty (30) days after the expiration of the tenancy hereby created, whether by lapse of time or otherwise, provided Tenant shall not be in default hereunder and shall have complied with all the terms, covenants and conditions of this Lease, including the yielding up of immediate possession to Landlord, Landlord shall, upon being furnished with affidavits and other satisfactory evidence by Tenant that Tenant has paid all bills incurred by it in connection with its performance of the terms, covenants and conditions of this Lease, return to Tenant said sum on deposit or such portion thereof then remaining on deposit with Landlord as set forth herein. In the event Tenant has not complied with all the obligations provided for hereunder, Landlord may appropriate a part or all of the Security Deposit to replace Landlord's loss and/or the cost of curing Tenant's lack of compliance with

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

Tenant's obligations.

        Section X.2 INTENTIONALLY DELETED

                                   ARTICLE XI

                          ADDITIONAL TENANT AGREEMENTS

        Section XI.1 MORTGAGE FINANCING AND SUBORDINATION

        This Lease and all of Tenant's rights hereunder are and shall be subordinate to the present and any future mortgage upon the Building, as well as to any existing ground lease, however, Tenant shall, upon request of either Landlord, the holder of any mortgage or Deed of Trust now or hereafter placed upon the Landlord's interest in the Premises or future additions thereto, and to any ground lease now or hereafter affecting the Premises, execute and deliver upon demand, and such further instruments subordinating this Lease to the lien of any such mortgage or mortgages, and such ground lease, provided such subordination shall be upon the express condition that this Lease shall be recognized by the mortgagees and ground lessors and that the rights of Tenant shall remain in full force and effect during the Lease Term and any extension thereof, notwithstanding any default by the mortgagors with respect to the mortgages or any foreclosure thereof, or any default by the ground lessee, so long as Tenant shall perform all of the covenants and conditions of this Lease. Landlord agrees to obtain from any existing mortgagee and/or ground lessor an SNDA agreement substantially in the form annexed hereto as Exhibit E which form shall be deemed agreeable to and shall be signed by Tenant upon written request therefor by Landlord. Tenant agrees to execute all agreements required by Landlord's mortgagee or ground lessor or any purchaser at a foreclosure or sale in lieu of foreclosure by which agreements Tenant will attorn to the mortgagee or purchaser or successor or ground lessor.

        Section XI.2 ASSIGNMENT OR SUBLETTING

                XI.2.1 All assignments of this Lease or sublease or subleases of the Premises by Tenant or occupancy of all or part of the Premises by anyone other than Tenant shall be subject to and in accordance with all of the provisions of this Section.

                XI.2.2 Tenant may not assign this Lease or sublet the Premises, in whole or in part, to a party other than a wholly-owned corporation or controlled subsidiary of Tenant without first having obtained the written consent of Landlord, such consent not to be unreasonably withheld, conditioned or delayed.

                XI.2.3 Any assignment or sublease by Tenant shall be only for the permitted Use, and for no other purpose, and in no event shall any assignment or sublease of the Premises release or relieve Tenant from any obligations of this Lease.

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

                XI.2.4 In the event that Tenant shall seek Landlord's permission to assign this Lease or sublet the Premises or allow additional occupants, Tenant shall provide to Landlord the name, address, financial statement and business experience resume for the immediately preceding three (3) years (if available) of the proposed assignee or subtenant or occupant and such other information concerning such proposed assignee or subtenant or occupant as Landlord may reasonably require. This information shall be in writing and shall be received by Landlord no less than thirty (30) days prior to the effective date of the proposed assignment or sublease or occupancy. It shall be a condition to any consent by Landlord to an assignment or sublease or occupancy that Tenant shall pay to Landlord a processing fee in the amount of $250.00 as reimbursement to Landlord for any and all legally-related expenses in connection with the review and preparation of assignment or sublease or occupancy-related documents which may be incurred by Landlord in connection therewith. Payment of such fee shall be submitted along with Tenant's request for Landlord's consent. Any consent by Landlord to any assignment or sublease or occupancy, or to the operation of a concessionaire or licensee, shall not constitute a waiver or the necessity for such consent to any subsequent assignment or sublease or occupancy, or operation by a concessionaire or licensee.

                XI.2.5 If Tenant is a corporation or partnership and any transfer, sale, pledge or other disposition of fifty (50%) percent or more of the common stock or partnership interests shall occur, or voting control or power to vote the majority of the outstanding capital stock or partnership interests be changed, such action shall be deemed an assignment under the terms of this Lease and shall be subject to all the terms and conditions thereof. Any breach of the assignment clause by Tenant will constitute a default under the terms of this Lease and Landlord shall have all rights and remedies available to it as set forth herein.

        In the event Tenant shall sublease the Premises for rentals in excess proportionately of those rentals payable hereunder, Tenant shall pay to Landlord, as Additional Rent hereunder, 50% of such excess rentals after subleasing commissions and other direct expenses of subleasing. 50% of any net consideration for any assignment of this Lease shall be paid to Landlord.

        Any proposed assignee or subtenant of Tenant shall assume Tenant's obligations hereunder and deliver to Landlord an assumption agreement in form satisfactory to Landlord no less than ten (10) days prior to the effective date of the proposed assignment or sublease.

        Notwithstanding any of the foregoing provisions, if Tenant is in default under any of the terms of this Lease, Tenant may not assign or sublet the Premises in whole or in part.

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

        Notwithstanding anything contained herein to the contrary, none of the following, or any changes, assignments or transfers resulting from the following, shall require Landlord's prior written consent, the payment by Tenant of any fees or charges of any kind (including without limitation any portion of the net consideration for any assignment or excess rentals pursuant to Section XI.2.5), or give rise to any right of Landlord to cancel or recapture all or any part of the Premises: (i) a transfer by Tenant of its interest in this Lease to a person or entity controlling, controlled by or under common control with Tenant; (ii) the merger, consolidation or amalgamation of Tenant with a third party or the sale of all, or substantially all, of the assets used by Tenant in the conduct of its business at the Premises if the third party has a net worth as of the date of the proposed transaction which is equal to or greater than that of Tenant as of the date of this Lease adjusted for inflation; (iii) a transaction in which Tenant becomes a "reporting entity" whose shares of stock or other ownership interests are, directly or indirectly, sold on a national stock exchange or an inter-dealer quotation system; and in the event the foregoing transaction has occurred, any subsequent sale of ownership interests or issuance of new ownership interests, directly or indirectly, in Tenant; and
(iv) any license or co-location agreement of portions of the Premises to persons or entities which inter-connect with Tenant's facilities in the Premises, as long as such relationship shall not be used as a device to avoid such transaction being deemed a sublease or assignment.

Notwithstanding anything herein contained to the contrary, Landlord acknowledges that the business to be conducted by Tenant on the Premises requires the installation of certain communications equipment owned by customers (and co-locators) of Tenant in order for such customers (and co-locators) to interconnect with Tenant's facilities. Landlord agrees that Tenant may license the use of portions of the Premises to its customers (and co-locators) for such purposes without Landlord's further consent. All use of the Premises by said customers (and co-locators) shall comply with any and all governmental laws, rules and regulations. Article XI.2 through Article XI.2.5, inclusive, shall not apply to the foregoing licenses or co-location agreements with Tenant's customers.

        Landlord acknowledges that Tenant's business to be conducted on the Premises requires the installation of certain communications equipment owned by telecommunication customers and co-locators of Tenant ("Co-Locators") in the Premises for the Co-Locators to interconnect with Tenant's terminal facilities. Accordingly, Landlord agrees that Tenant may enter into co-location agreements ("Co-Location Agreements") with Co-Locators, All of Tenant's co-location agreements and licenses with its customers and co-locators shall be subject to the provisions of the following paragraph.

Tenant acknowledges that the Co-Location Agreements and Licenses shall be subject and subordinate to this Lease and to any mortgages, deeds of trust, or land sale contracts

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

(collectively, "Encumbrances") now or in the future encumbering the Premises. All Co-Location Agreements and Licenses shall contain provisions by Tenant's customers or co-locators (a) unconditionally acknowledging and agreeing to such subordination; (b) requiring the parties thereto to execute such documents as may reasonably be requested by the Landlord or the holder of the Encumbrance to evidence the subordination; (c) disclaiming any right or interest in the Premises or the Lease, and acknowledging that such Co-Locators and customers are only licensees of Tenant and not sublessees; (d) affirming that the rights of any co-locators or customers to locate switches and other items in the Premises shall terminate as and when the Lease expires or is sooner terminated; and (e) requiring, notwithstanding any provision of the Permitted Agreement, that the parties thereto comply with all obligations imposed on Tenant under this lease to the extent relating to the portion of the Premises in question, including without limitation, the rules and regulations from time to time in effect under the Lease and the insurance requirements thereof. Tenant shall be liable to Landlord for any violation by its Co-Locators of any provisions of this Lease; provided, however that the failure of any co-locator to execute any such document referred to in item (b) above, shall not be deemed an Event of Default by Tenant if Tenant shall have used its best efforts to obtain such document, and if Landlord is required by the holder of such Encumbrance to do so, Tenant shall terminate the Co-location rights of such co-locator effective as of the earliest date lawfully permitted.

        Section XI.3 TENANT'S NOTICE TO LANDLORD OF DEFAULT

        Should Landlord be in default under any of the terms of this Lease, Tenant shall give Landlord prompt written notice thereof in the manner specified in Section XII.1, and Tenant shall allow Landlord a reasonable length of time in which to cure such default, which time shall not in any event be less than thirty (30) days from the date of receipt of such notice.

        Section XI.4 SHORT FORM LEASE

        Tenant shall not record this Lease. Any breach of this provision by Tenant shall be deemed a material breach of Tenant's obligations under the Lease.

        Section XI.5 SURRENDER OF PREMISES AND HOLDING OVER

        At the expiration of the tenancy, Tenant shall surrender the Premises in good condition, reasonable wear and tear excepted, and damage by condemnation or unavoidable casualty and Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall remove all its trade fixtures and any alterations or improvements, subject to the provisions of Section VI.5, before surrendering the Premises, and shall repair, at its own expense, any damage to the Premises caused thereby. Tenant's obligations to observe

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

or perform this covenant shall survive the expiration or other termination of the Lease Term. In the event Tenant remains in possession of the Premises after the expiration of the tenancy created hereunder, whether or not with the consent or acquiescence of Landlord, and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant at will on a week-to-week tenancy and in no event on a month-to-month or on a year-to-year tenancy. The rent during this week-to-week tenancy shall be payable weekly at twice the Fixed Minimum Rent, and twice all other charges due hereunder, and it shall be subject to all the other terms, conditions, covenants, provisions and obligations of this Lease, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

        Section XI.6 ESTOPPEL CERTIFICATE

        Tenant shall provide at any time, within ten (10) business days of Landlord's written request, a statement certifying that this Lease is unmodified and in full force and effect or, if there have been modifications, that same are in full force and effect as modified and stating the modifications, and the dates to which the Fixed Minimum Rent and other charges have been paid in advance, if any. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or mortgagee of the Premises.

        Section XI.7 DELAY OF POSSESSION

        If Landlord is unable to give possession of the Premises on the Commencement Date by reason of the holding over of any prior tenant or tenants or for any other reason, an abatement or diminution of the Rent to be paid hereunder shall be allowed Tenant under such circumstances, but nothing herein shall operate to extend the Lease Term beyond the agreed Lease Expiration Date. Said abatement of rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining possession of the Premises.

        Section XI.8 COMPLIANCE WITH LAW

                XI.8.1 At all times during the Lease Term, Tenant shall, at Tenant's own cost and expense, fully perform and comply with any law, statute, code, rule, regulation, ordinance, order, judgment, decree, writ, injunction, franchise, permit, certificate, license (including any beer, wine or liquor license), authorization, registration, or other direction or requirement of any domestic or foreign federal, state, county, municipal, or other government or governmental or quasi-governmental department, commission, board, bureau, court, agency, or instrumentality having jurisdiction or authority over Landlord, Tenant, and/or all or any part of the Premises ("Legal Authority"), which is now or in the future applicable to the Premises, including those not within the

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

present contemplation of the parties ("Legal Requirements"), and applicable insurance underwriters' rules, regulations, decrees or requirements, whether or not they shall necessitate ordinary or extraordinary structural changes, improvements, replacements, or repairs to the Premises, or cause any interference with the Use. Tenant acknowledges that the Building is not newly constructed, and Tenant shall cooperate with Landlord, at Landlord's expense, in asbestos removal or any other matter which may be necessary or advisable in connection with Legal Requirements. Notwithstanding anything contained in this Lease to the contrary, Tenant shall not be required to make any structural repairs or alterations to the Premises which may be required by law (whether presently existing or hereafter enacted), insurance regulations or otherwise, except as may be required solely by the acts or omissions of Tenant, its agents or employees, except for all structural repairs or alterations caused by Tenant's construction work done or to be done pursuant to Tenant's Final Plans.

                XI.8.2 At all times during the Term, Tenant shall not do, permit, or suffer to be done any act, or cause, permit, or suffer to exist any condition upon the Premises, which may (a) be dangerous, unless safeguarded as provided for by Legal Requirements; (b) constitute a public or private nuisance;
(c) make any Insurance void or voidable or cause any increase in Insurance premiums; or (d) involve invasive medical procedures including but not limited to the use of syringes. Landlord may enforce this provision in different ways from time to time, and the permitting by Landlord of certain activities on one or more occasions shall not alter Landlord's rights to prohibit or modify such activities at other times. Tenant acknowledges and agrees that Landlord shall have the right to provide for the comfort of others in the Building and that such right is a significant consideration and inducement to Landlord to enter into this Lease.

                XI.8.3 Tenant shall:

                        11.8.3.1 neither cause nor permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, or process Hazardous Materials, except in compliance with all Legal Requirements;

                        11.8.3.2 neither cause nor permit a release or threatened release of Hazardous Materials onto the Premises or any other property as a result of any intentional or unintentional act or omission on the part of Tenant;

                        11.8.3.3 comply with all applicable Legal Requirements related to Hazardous Materials;

                        11.8.3.4 conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions on, from, or affecting the Premises in accordance with such applicable Legal Requirements and to

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

the satisfaction of Landlord;

                        11.8.3.5 allow access to the Premises by Landlord and applicable regulatory authorities so that they may assure compliance with this
Section XI.8;

                        11.8.3.6 upon the expiration or termination of this Lease, deliver the Premises to Landlord free of all Hazardous Materials (other than those Hazardous Materials, if any, existing in the Premises on the Commencement Date); and

                        11.8.3.7 defend, indemnify, and hold harmless Landlord and Landlord's employees and other agents from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs, or expenses of any kind or nature, known or unknown, contingent or otherwise (including, without limitation, reasonable fees of accountants' and reasonable attorneys' fees (including fees for the services of paralegals and similar persons), consultant fees, investigation and laboratory fees, court costs, and litigation expenses at the trial and all appellate levels), arising out of, or in any way related to
(a) the presence, disposal, release, or threatened release, by or caused by Tenant or its agents, of any Hazardous Materials which are on, from, or affecting the soil, water, vegetation, buildings, personal property, persons, animals, or otherwise; (b) any personal injury, including wrongful death, or damage to property, real or personal, arising out of or related to Hazardous Materials released by Tenant or its agents or employees; (c) any lawsuit brought, threatened, or settled by Legal Authorities or other parties, or order by Legal Authorities, related to Hazardous Materials released by Tenant or its agents or employees; and/or (d) any violation of Legal Requirements related in any way to Hazardous Materials released by Tenant or its agents or employees. For the purposes of this Lease "Hazardous Materials" means any flammable explosives, radioactive materials, oil or petroleum products and their by products, asbestos, polychlorobiphenyls, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials as defined under or regulated by any Legal Requirements, including, without limitation, the following statutes and the regulations promulgated under their authority: (a) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. sections 9601 et seq.); (b) the Hazardous Materials Transportation Act, as amended (49 U.S.C. sections 1801 et seq.); and (c) the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. sections 6901 et seq.). The provisions of this Section XI.8 shall survive the expiration or termination of this Lease.

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

Landlord hereby represents and warrants to Tenant that, to the best of Landlord's knowledge, no hazardous materials, hazardous wastes or asbestos ("Hazardous Materials") exist in or about the Property. Landlord agrees to hold Tenant harmless from and against any costs or damages resulting from the presence or release of Hazardous Materials in or about the Property caused by Landlord or Landlord's employees or agents, with the exception of any encapsulated Hazardous Materials, provided such release is not caused by Tenant, or Tenant's employees or agents. Notwithstanding anything to the contrary contained herein, Tenant shall have no obligation to indemnify, defend, or hold Landlord harmless for claims originating from the presence of Hazardous Materials which are not placed on the Premises or in the Building by the Tenant, or by Tenant's employees or agents. Tenant's liability for Hazardous materials is limited solely to releases caused by Tenant, or Tenant's employees or agents. Landlord shall abate, encapsulate, or pay the additional costs Tenant incurs in the course of construction due to the presence of Hazardous Materials, provided, however, that in any situation where Tenant claims or may claim such additional costs, Tenant shall first give Landlord early enough written notice of such claim by Tenant so that Landlord may, prior to the commencement of any such work by or for Tenant, at Landlord's option, determine whether to perform and/or have a third party perform such work so as to minimize or eliminate any additional cost to Landlord.

        Section XI.9 RULES AND REGULATIONS

        Tenant's use of the Premises shall be subject, at all times during the Lease Term, to Landlord's right to adopt in writing, from time to time, modify and/or rescind reasonable Rules and Regulations not in conflict with any of the express provisions hereof governing the use of the parking areas, walks, driveways, passageways, signs, exterior of Building, lighting and other matters affecting other tenants in and the general management and appearance of the Building of which the Premises are a part, but no such rule or regulation shall discriminate against Tenant. The current Rules and Regulations are attached as Exhibit "C".

        Section XI.10 ABANDONMENT

        Tenant shall not vacate or abandon the Premises at any time during the Lease Term. If Tenant shall abandon, vacate or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant left on the Premises shall, at the option of the Landlord, be deemed abandoned, and Landlord may sell, store, or dispose of it at Tenant's expense.

        Section XI.11 CLAIMS FOR TENANT'S PROPERTY.

        Landlord shall have the right to relinquish possession of all or any portion of Tenant's furniture, fixtures, equipment and other property of Tenant to any person ("Claimant") claiming to be entitled to possession thereof who presents to

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

Landlord a copy of any instruments represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessor's signature thereon and without the necessity of Landlord making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

        Section XII.1 NOTICES

        Whenever notice shall or may be given to either of the parties by the other, each such notice shall be either delivered in person or sent by nationally recognized overnight delivery service, with return receipt requested. Notices to Landlord shall be sent to the address specified in the Basic Term Sheet. Notices to Tenant shall be sent to the address specified in the Basic Term Sheet. Any notice under this Lease shall be deemed to have been given at the time it is received or refused by the addressee.

        Section XII.2 ENTIRE AND BINDING AGREEMENT

        This Lease contains all of the agreements between the parties hereto, and it may not be modified in any manner other than by agreement in writing signed by all parties hereto or their successors in interest. Tenant shall pay Landlord for any and all reasonable legally-related expenses which may be incurred by Landlord in connection with the review or preparation of all lease-related documents including, without limitation, consents, amendments, modifications and assignments therewith. The terms, covenants and conditions contained herein shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, successors and assigns, except as may be otherwise expressly provided in this Lease.

        Section XII.3 PROVISIONS SEVERABLE

        If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be illegal, invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held illegal, invalid or unenforceable shall not be affected hereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

        Section XII.4 CAPTIONS

        The captions contained herein are for convenience and reference only and shall not be deemed as part of this Lease or construed as in any manner limiting or amplifying the terms and provisions of this Lease to which they relate.

        Section XII.5 RELATIONSHIP OF THE PARTIES

        Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and agreed that neither the method of computing rent nor any other provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Landlord and Tenant.

        Section XII.6 ACCORD AND SATISFACTION

        No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided for in this Lease or available at law or in equity.

        Section XII.7 BROKER'S COMMISSION

        Each party warrants that it has not engaged any Real Estate Broker or Realtor, except for Abood & Associates, Inc. (which represents and shall be paid by Landlord) and Dan Topping, Inc. (which represents Tenant and shall be paid by Abood & Associates, Inc.) in connection with its execution of this Lease and agrees to indemnify and save the other party harmless from any liability that may arise from such claim, including reasonable attorneys' fees by any broker, realtor or finder.

        Section XII.8 CORPORATE AND PARTNERSHIP STATUS

                XII.8.1 If Tenant is a corporation or partnership, tenant's corporate or partnership status shall continuously be in good standing and active and current with the state of its incorporation and the state in which the Building is located at the time of execution of the Lease and at all times thereafter. Tenant shall keep its corporate status active and current throughout the Lease Term or any extensions or renewals. In the event this Lease is signed on behalf of Tenant by a person in a representative capacity, each of the person or persons signing in such capacity represents and warrants to the Landlord and its successors and assigns that:

                        XII.8.1.1 The execution and delivery of this lease has been duly and validly authorized and all requisite actions have been taken to make it valid and binding on the entity they represent.

                        XII.8.1.2 The entity they represent will, on the date of the commencement of and at all times during the term of this Lease, be duly organized, validly existing and in good standing in the state of its organization and entitled to conduct its business in the state where the Premises is located.

                        XII.8.1.3 The entity shall, at all times be in possession of a fully paid, current and valid Occupational License from the City and County where the Premises is located. Failure to comply with this requirement shall be a material default under this Lease but shall not relieve Tenant of all of its obligations hereunder, including, but not limited to, the obligation to pay Rent.

        Section XII.9 MISCELLANEOUS

                XII.9.1 Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling materials, steam, gas, electricity, water, rain or leaks from any part of the Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. All property of Tenant, including merchandise and furnishings, kept or stored on the Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any and all claims arising out of damage to same. If Landlord is required to make repairs by reason of any act, omission or negligence of Tenant, any permitted subtenants, concessionaires or their respective employees, agents, invitees, licensees or contractors, the cost of such repairs shall be borne by Tenant and shall be due and payable immediately upon receipt of Landlord's notification of the amount due.

                XII.9.2 At Tenant's request, if Landlord provides any miscellaneous services and/or supplies to Tenant or Tenant's Premises (including by way of example, but not limited to: keys, directory strips, carpet cleaning, non-standard light bulbs, repairs, locks, parking, overtime electricity usage) all charges for these services imposed by Landlord shall be billed to Tenant and payable by Tenant as Additional Rent. Landlord shall have the same remedies for failure to pay the same as for non-payment of Fixed Minimum Rent. Tenant covenants and agrees to pay Landlord all applicable sales tax or other taxes which may be imposed on the above Additional Rent.

                XII.9.3 It is specifically understood and agreed that there shall be no personal liability on Landlord or its general or limited partners in respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Premises for the satisfaction of

Tenant's remedies. In the event of a sale or transfer of the Building or any portion thereof which includes the Premises, or in the event of the making of the lease of the Building or of any portion, or in the event of a sale or transfer of the leasehold estate under any such underlying lease, the grantor, transferor or Landlord, as the case may be, shall thereafter be entirely relieved of all terms, covenants and obligations thereafter to be performed by Landlord under this Lease to the extent of the interest or portion so sold, transferred or leased, and it shall be deemed and construed, without further agreement between the parties that the purchaser, transferee or Tenant, as the case may be, has assumed and agreed to carry out any and all covenants of Landlord hereunder.

                XII.9.4 THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER CLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR CLAIM OF INJURY OR DAMAGE.

                XII.9.5 In the event of a breach by Tenant of any of the covenants or provision hereof, Landlord shall have, in addition to any other remedies which it may have, the right to invoke any remedy allowed at law or in equity, including injunctive relief, to enforce Landlord's rights or any of them, as if re-entry and other remedies were not herein provided for.

                XII.9.6 In the event of any litigation arising out of enforcement of this Lease, the prevailing party in such litigation shall be entitled to recovery of all costs, including reasonable attorneys' fees.

                XII.9.7 Notwithstanding anything in this Lease to the contrary, Landlord reserves all rights which any state or local laws, rules, regulations or ordinances confer upon a Landlord against a Tenant in default. This article shall apply to any renewals or extensions of this Lease.

                XII.9.8 This agreement shall be deemed to have been made in Dade County, Florida and shall be interpreted, and the rights and liabilities of the parties here determined, in accordance with the laws of the State of Florida.

        Section XII.10 FINANCIAL STATEMENTS.

        Tenant shall furnish Landlord, within five (5) business days after Landlord's request therefor, an updated, current financial statement of Tenant and any guarantors of this Lease. Unless Landlord has a good faith bona fide reason to believe there has been a material reduction in the financial worth of any of such parties, such financial statement(s) shall not be required to be furnished more than once each calendar year as to Tenant and each guarantor, if any.

        Section XII.11 INTENTIONALLY DELETED.

        Section XII.12 NON-WAIVER PROVISIONS

                XII.12.1 The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.

                XII.12.2 The maintenance of any action or proceeding to recover possession of the Premises or any installment or installments of rent or any other monies that may be due or become due from Tenant to Landlord shall not preclude Landlord from thereafter instituting and maintaining subsequent actions or proceedings for the recovery or possession of the Premises or of any other monies that may be due or become due from Tenant including all expenses, court costs and reasonable attorneys' fees and disbursements incurred by Landlord in recovering possession of the Premises and all costs and charges for the care of the Premises while vacant. Any entry or re-entry by Landlord shall not be deemed to absolve or discharge Tenant from liability hereunder.

                XII.12.3 If either party is delayed or prevented from performing any of its obligations under this Lease by reason of strike, labor disputes, or any cause whatsoever beyond such party's reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation.

                XII.12.4 Whenever the consent or approval of Landlord is required under the Lease, Landlord agrees not to unreasonably withhold, delay or condition such consent or approval.

        Section XII.13 RADON GAS.

        Pursuant to F.S. 404.056(8), Tenant is hereby notified that radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. In no event shall Landlord be liable for direct or indirect, consequential or incidental damages arising from the existence or discovery of radon in the Premises.

        Section XII.14 LIMITATIONS ON LIABILITY.

In no event shall Landlord be responsible to Tenant, or to any party claiming by or through Tenant, whether under this Lease or otherwise, for any consequential, special, indirect or punitive damages. This Lease contains all agreements and understandings between Landlord and Tenant on the use and occupancy of the Premises and the relationship of Landlord and Tenant as landlord and tenant. Any agreement of any nature, oral or written, between Landlord and Tenant, including, but not limited to, any one based on custom, usage, acceptance or waiver, purportedly entered into prior to or subsequent to the execution of this Lease is null and void and of no affect whatsoever, unless such purported agreement is specifically set forth in writing in this Lease or in a written instrument executed by both Landlord and Tenant.

        IN WITNESS WHEREOF, Landlord and Tenant above duly executed this Lease as of the day and year first above written, each acknowledging receipt of an executed copy hereof.

WITNESSES:                                  LANDLORD:

                                            EWE OFFICE INVESTMENTS II,
                                            LTD.
                                            BY: 200 SE FIRST STREET INC.
                                            Its general partner

/s/ L. MARTINCZ                             By: /s/ DAVID GARFINKLE
                                               ----------------------------
Print Name:                                 David Garfinkle
                                            As Vice President
Print Name: L. MARTINCZ                     [Corporate Seal]

WITNESSES:                                  TENANT: UNIVERSAL ACCESS, INC.

                                            By: /s/ ROBERT ROMMER
                                               ---------------------------

Print Name: _______________________         Name/Title: Robert Rommer/
                                            Chief Operating Officer

Officer
Print Name: _______________________         [Corporate Seal]

                                    EXHIBIT A

                                LEGAL DESCRIPTION

        The North 102.50 feet of the West 135 feet of that portion of Block 127, North CITY OF MIAMI, lying West of Southeast 3rd Avenue, according to the Plat thereof, recorded in Plat Book 25, Page 75, of the Public Records of Dade County, Florida

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

        1. At all times during the terms of this Lease, the Landlord shall have the right by themselves, their agents, and employees, upon 24 hours prior notice to Tenant (other than in an emergency situation), to enter into and upon the Premises during reasonable business hours for the purpose of examining and inspecting the same and determining whether the Tenant shall have complied with his obligation under the Lease and the rules and regulations contained herein, in respect to the care and maintenance of the Premises and the repair or rebuilding of the improvements thereon, when necessary.

        2. Tenant shall not use the name of the Building for any purpose other than Tenant's business address and shall never use a picture or likeness of the Building or Premises in any advertisement, notice or correspondence without Landlord's advance written consent hereto.

        3. Tenant shall not make or permit any noise or odor that is objectionable to the public, to other occupants of the Building, or to Landlord to emanate from the premises and shall not create or maintain a nuisance thereon and shall not disturb, solicit or canvass any occupant and shall not do any act tending to injure the reputation of the Building or Premises.

        4. Tenant shall not place or permit any radio antenna, loud speakers, sound amplifiers, or similar devices on the roof or outside of the Building, or within the core area.

        5. The sidewalks, entrances, passages, elevators, vestibules, stairways, corridors and halls must not be obstructed or encumbered or used for any purpose other than ingress and egress to and from the Premises.

        6. With the exception of initially moving into or completely moving out of the Tenant's Premises, supplies, goods, materials, packages, furniture and all such items of every kind are to be delivered at the entrance point provided therefore, through service elevators or dumbwaiters to the Tenant, or in such manner as the Landlord may provide and the Landlord is not responsible for the loss or the damage of any such property.

        7. The Landlord may retain a pass key to the Premises. The Tenant shall not alter any lock or install anew lock or a knocker on any door of the Premises without written consent of the Landlord or the Landlord's agent, provided, in case such consent is given, the Tenant shall make provisions that the lock is compatible with the Landlord keying system pursuant to the Landlord's right of access to the Premises.

        8. Tenant shall, upon termination of the Lease or of Tenant's possession, surrender all keys of the Premises to landlord at the Building office and shall make known to Landlord the explanation of all combination locks on safes, cabinets, and vaults in the Premises.

        9. Tenant shall not install any concession or vending machines in the Premises, and shall not sell from the Premises the following items: cigars, cigarettes, tobacco, pipes, candies, newspapers, magazines, or greeting cards.

        10. Landlord reserves the right to: (1) change the street address of the Building; (2) install and maintain a sign or signs on the exterior or interior of the Building; (3) designate all sources furnishing sign painting and lettering and, and (4) take all measures as may be necessary or desirable for the safety, protection or preservation of the Premises of the Building.

        11. All persons entering or leaving the Building after normal Building operating hours, 7:00 A.M. - 7:00 P.M.; Monday through Friday, or at any time during Saturdays, Sundays and holidays, may be required to do so under such regulations as Landlord may impose.

        12. Draperies and other window coverings installed by Tenant will be of either non-combustible material such as fiberglass, metal mesh, etc. or in lieu thereof have fabric treated with a flame retardant material.

        13. Drapery traverse mechanisms shall be so arranged as to permit the full opening of draperies and to provide sufficient over-travel that the stacked draperies in the full open position shall have at least a clearance of either window jam.

        14. The Tenant shall not penetrate the exterior walls for any reason. All penetrations of interior walls for book shelves, pictures, or any other reason must have the prior written consent of the Landlord.

        15. The Landlord at all times shall have the right to reasonably amend, modify or waive any of the foregoing rules and regulations and to make such other and further rules and regulations as the landlord may adopt. Landlord agrees to enforce these Rules and Regulations in a non-discriminatory manner.

        16. No furniture, freight or equipment of any kind or nature shall be brought into or removed from the Building or any demised premises without the prior written consent of Landlord. All moving of the same by tenant into, within or out of the Building, shall be done at such times and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. As security for any damage done to the Building or the Premises, by tenant or tenant's movers, contractors, vendors, lessors, or employees, in connection with any move into, within or out of the Building, the terms and conditions of Section 10.1 of the Lease regarding the Security Deposit shall apply to this provision. Landlord may at its sole, but reasonable discretion prevent any moving by any tenant or moving company of any furniture, freight or equipment into, within or out of the

Building, which has previously committed any damages to any part of the Building in any moving situation. All damage done to the Building by such moving or maintaining any safe or heavy property shall be repaired at the expense of the tenant. In the event a tenant engages the services of a moving company, such tenant shall provide Landlord with a certificate on Form ACORD 27 from such tenant's and such mover's respective insurance carrier (which carrier(s) shall be reasonably satisfactory to Landlord) naming Landlord as an additional insured and stating that such insurance coverage shall not be terminated without at least fifteen (15) days prior written notice having been given to Landlord at Landlord's address for notice in the lease. The exercise of any of Landlord's rights under the moving security deposit shall not diminish or be in lieu of Landlord's other rights against tenant or others under this lease or at law or at equity.

        The failure of the Landlord to seek redress for violation of, or insist upon the strict performance of, any covenant or conditions of this Lease or any of the rules and regulations set forth above or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease or breach of these rules and regulations shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of these rules and regulations as set forth above or hereafter adopted against the Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such rules and regulations.

        Landlord shall not be liable to Tenant for violations of any said rules and regulations or the breach of any covenant or condition in any Lease by any other tenant i the Building.

        No act or thing done or omitted to be done by Landlord or Landlord's agents during the term of the Lease which is necessary to enforce these rules and regulations shall constitute an eviction by Landlord. Except for the Building Manager and the Assistant Building Manager, no employee of Landlord or Landlord's agent shall have any power to accept the keys of said Premises prior to the termination of the Lease. The delivery of keys to any employee of Landlord or Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises.

        The rules and regulations shall be binding upon heirs, successors, representatives and assigns of the Tenant.

                                    Exhibit D

                            TELECOMMUNICATIONS RIDER
                TO OFFICE LEASE FOR 200 SE FIRST STREET BUILDING
                    EWE OFFICE INVESTMENTS II, LTD. LANDLORD

                         UNIVERSAL ACCESS, INC., TENANT

THE PROVISIONS OF THIS TELECOMMUNICATIONS RIDER SHALL PREVAIL OVER ANY INCONSISTENT PROVISION IN THE MAIN BODY OF THE LEASE.

R.1. INTENTIONALLY DELETED.

R.2. INTENTIONALLY DELETED.

R.3. COMPLETE STATEMENT OF LANDLORD WORK.

3.01 Except as set forth in section I.2.18, Additional Terms of the Lease Agreement, Tenant is taking the Premises in its "as-is" condition, existing as of the execution of this Lease, which Tenant acknowledges that Tenant has inspected and accepted. Other than as to that the standard electrical and mechanical systems are in good working order to the mechanical room on the fourth floor of the Building, as to which Landlord warrants and represents that such systems are as represented, Landlord specifically disclaims all warranties or representations as to the condition of the Premises, including the warranties of merchantability and fitness for a particular purpose, which disclaimer is acknowledged by Tenant as a material inducement to entry into this Lease on the part of Landlord.

R.4. ELECTRICAL METERING.

4.01 Subject to installation of electrical service to the Premises as provided for under the Landlord's Improvements section of Section I.1.18 of the Lease, Tenant shall obtain and pay for at its sole expense Tenant's entire supply of electric current to be supplied and submetered by FPL and billed directly by FPL to Tenant.

R.5. ALTERATIONS.

5.01 The following provisions supplement but do not replace Articles V and VI of this Lease related to alterations and repairs of the Premises by or for Tenant. Where these provisions conflict with the other provisions of the Lease, however, the following provisions shall control.

        (a) Landlord shall have the right to approve the general contractor, construction manager, subcontractor, architect and engineer which Tenant may select; for all improvement work connecting to Landlord's core electrical systems, however, Tenant shall utilize Landlord's contractor(s), provided their pricing is reasonably competitive with other bids, such decision to be made by Tenant within ten (10) days after submission of Tenant's receipt of bids. If Landlord's contractors' such prices are not reasonably competitive with other bids, then Tenant shall have the right to solicit independent bids from improvement contractors reasonably satisfactory to Landlord.

        (b) Landlord's right to approve under this Section R.5 shall not be unreasonably withheld, delayed or conditioned.

R.6. EQUIPMENT AND OPERATING RIGHTS; LICENSE FOR ACCESS.

6.01 So long as this Lease is in full force and effect and no Event of Default has occurred, Tenant shall, subject to the provisions of this Lease and License and to Landlord's reasonable rules and regulations therefor as promulgated from time to time, have a nonexclusive license (the "License"), free of any charges,
(a) to install, operate, maintain, repair and replace telecommunications cable within vertical and horizontal shafts of the Building; (b) have the right to install at Tenant's sole cost and expense up to two (2) four-inch conduit risers in the central core area of the Building, to run from the second floor of the Building to the Premises for the purpose of installing the cable described in
(a); (c) install connections to Landlord's backup power generator; and (d) install electrical system as set forth on Exhibit A. All of the shafts, risers and other areas designated by Landlord for such License use are referred to in this Section R6 as the "License Area" and are subject to and shall be installed, operated, maintained, repaired, replaced and removed in accordance with the terms and conditions of Exhibit A, Equipment and Operating Rider, annexed hereto.

6.02 Subject to Tenant's receipt of all applicable governmental permits and licenses required by law, prior to installation, and at Tenant's sole cost, following notice to and approval by Landlord, Tenant shall have a right to construct in the License Area, where necessary for such purposes, conduit facilities for the provision of telecommunications services in the Building. Such conduits shall be limited in size and location so as not to interfere with the Building systems and to allow other uses deemed reasonable or necessary by Landlord in the vertical shafts and all other areas of the Building. Telecommunications equipment of Tenant and its clients shall be located within the Premises, subject to all other provisions of the Lease.

6.03 The license granted in this Rider is not exclusive. Landlord reserves the right to grant, renew or extend similar licenses, and unrelated licenses and agreements for use, to others. Nothing contained in this Rider shall be construed as granting to Tenant any property or ownership rights in the Building or to create a partnership or joint venture between Landlord or Tenant. Tenant's rights as to all areas of the Building other than the Premises are granted as a license only, and Tenant (notwithstanding the fact that the term "Tenant" is used in reference to it) is a licensee only with no additional rights as might accrue to a tenant under landlord/tenant or any other law. Notwithstanding anything herein to the contrary, the License granted to Tenant hereunder is coupled with an interest in the Lease and cannot be (i) modified or altered without the prior written consent of Tenant or (ii) revoked or terminated for any reason other than in connection with the termination of the Lease.

6.04 Tenant shall use the License Area and Tenant's facilities within it only for the provision of telecommunications services and for no other purpose. If any electrical panels or meters for such facilities are required, they shall be installed only with Landlord's prior consent, which shall not be unreasonably withheld, delayed or conditioned, in accordance with all terms and provisions of this Lease and License, and at Tenant's sole cost and expense, for initial installation, maintenance, ongoing costs, and (unless Landlord requires that such facilities not be removed) removal.

6.05 Prior to the commencement of any work in the License Area, Tenant shall, at its sole cost and expense, prepare and deliver to Landlord working drawings, plans and specifications (the "Plans"), detailing the location, size and type of any facilities and improvements to be constructed or installed in the License Area. Landlord shall approve all such Plans in writing, and no construction or installation shall occur without such approval. All construction and installation shall be done in a safe manner consistent with the highest generally accepted construction standards; shall be done in a manner which will prevent interference with the operation of the Building; shall not begin until all applicable federal, state, and local permits, licenses and approvals have been obtained and all applicable insurance coverage, including, but not limited to workers' compensation for all workers, has been obtained and paid for; and shall be in accord with all provisions and terms of the Lease.

6.06 Tenant shall promptly and satisfactorily repair all damage to the Building and its contents caused by or related to or growing out of Tenant's use of this License. Tenant shall comply with all federal, state, and local laws, orders, rules and regulations applicable to the facilities and the License Area and Tenant's use of them. Tenant shall not disrupt, adversely affect, or interfere with other providers of services in the Building or with any of the Building's occupants' use and enjoyment of its premises or of the common areas of the Building. Notwithstanding that the License Area is subject to Tenant's use under a license agreement, Tenant's use thereof is subject to all provisions of the Lease as anticipated or described for the Premises and, accordingly, all references in the Lease to the Premises (except for the provisions which provide that the Premises are leased to Tenant) shall be deemed to include the License Area to the extent that Tenant utilizes such area in any way. By way of illustration, but not of limitation, all insurance required of Tenant as to the Premises shall also include the License Area.

6.07 In the event of a default under the Lease, including this Rider, Landlord may, but shall not be obligated to, exercise any or any combination of rights which it has, as to the License Area, the Premises, or both, as licensor and/or as landlord, in law, in equity and/or under this Lease. Such rights include those applicable to Non-Residential Tenancies under FS 83 Part One.

6.08 All of the above equipment installed by Tenant shall, if not removed by Tenant in accordance with the Lease , become the property of Landlord and be surrendered with the Premises upon the termination of this License or Tenant's right to possession under it. Notwithstanding anything to the contrary in this Lease, a termination of the Lease shall be a termination of this License, and a termination of Tenant's right of possession under the Lease shall be a termination of Tenant's right of possession under this License.

6.09 In the ordinary course of Tenant's business, Landlord shall have the right of access to Tenant's Premises provided Landlord is accompanied by an employee of Tenant. However, in an emergency situation, Landlord or any party acting through or under Landlord shall have immediate access to the Premises without the requirement of being accompanied by an employee of Tenant.

6.10 Tenant, at its sole cost and expense, and subject to the prior written approval by Landlord (which shall not be unreasonably withheld, delayed or conditioned) of its construction plans therefor and compliance with articles V and VI of the Lease, shall have the right to install its own security system in the Premises provided that Tenant provides Landlord with the information necessary to allow Landlord (and emergency personnel) access to the Premises in the event of an emergency.

                                   EXHIBIT "A"

                         EQUIPMENT AND OPERATING RIGHTS

The following are the terms and conditions for use in the installation and operation of equipment on the Premises and the obligations of the Landlord and Tenant with respect thereto.

1.      COMMUNICATIONS CONDUIT/RISER/MEET ME ROOM
        -----------------------------------------

a. Tenant shall have the right to access the Meet Me Room to its Premises through 2 four (4") inch conduit which shall be installed by Tenant in accordance with the terms of the Lease, including, but not limited to, Articles V and VI thereof, and shall generally be installed pursuant to local zoning, building and fire safety codes, shall comply with all applicable Federal Communications Commission ("FCC") rules and regulations, and shall comply with all Fire Underwriters' and Insurance Underwriters' requirements. In the event any planned breach in the Chases would compromise the fire safety of the Building, in the opinion of the Legal Authorities or the Fire Underwriters or Insurance Underwriters, Tenant, at its sole cost and expense, shall promptly take those reasonable steps necessary to cure any such problems provided that such cure is effected to the satisfaction of the Legal Authorities, the Fire Underwriters and the Insurance Underwriters; is commenced within ten (10) business days after receipt by Tenant of the notice referred to above; and is completed by Tenant within thirty (30) days thereafter. If such conditions are not complied with by Tenant, Landlord may, in its sole discretion, determine whether to permit the installation of any communication conduit, and, if any feeder conduit is permitted by Landlord, what restrictions must be placed upon such installation, maintenance and operation thereof. No such approval, determination or restrictions set by Landlord shall operate to render Landlord liable for any injury or damage done by any such feeder conduit or opening in the Chases; and Tenant shall remain fully liable for the installation, maintenance and operation of such feeder conduit and openings in the Chases.

b. Subject to the terms and conditions of this section and of the Lease and the Telecommunications Rider, Tenant shall also have the right to use the Meet Me Room only for the purpose of facilitating interconnections between Tenant's telecommunications systems and the telecommunications systems of such other tenants and licensees of Landlord. Tenant agrees not to keep any equipment of any nature in the Meet Me Room for any other purpose. Tenant agrees not to cause nor to permit its employees, contractors or invitees to cause any interference with or damage to any of the property or equipment of Landlord or of any other tenant or licensee in the Meet Me Room. All installations by Tenant in the Meet Me Room shall be made by Tenant at its sole cost and expense in accordance with the provisions of this Lease for Tenant Improvements. Landlord shall have the right, in its reasonable discretion, to enforce such security measures for the Meet Me Room as it deems appropriate, provided, however, that Landlord shall have no liability to Tenant for any damage or interference caused by any other party to Tenant's equipment or other property installed or located in the Meet Me Room. Tenant shall not have to pay Landlord a monthly license fee (the "Monthly License Fee") for use of the Meet Me Room, which shall be free of charge for the two 4" telecommunications conduit (such Fee for additional installations of four (4) inch telecommunications conduit shall be $350.00 per month per four (4) inch conduit); Tenant shall not have to pay Landlord a monthly fee for either a 4' x 6' cage in the Meet Me Room which shall be free of charge (the monthly fee for such cages shall be $750.00 per cage and the monthly fee for smaller cabinets in the Meet Me Room shall be $500.00 per cabinet) all such monthly charges being subject to an annual 3 % increase after the first year of the Lease and in any extension terms beyond the initial lease term in the manner set forth in Section I.2.10 of the Lease.

c. Subject to providing reasonable prior written notice thereof to Landlord at least two business days in advance of any such entry, Tenant is granted the limited right to enter onto Landlord's property for the purpose of carrying out all of Tenant's rights hereunder, subject to the terms of the Lease and generally to be effected without any danger or inconvenience to the Landlord, any other tenants in the Building, or any property in or of the Building, nor to adversely affect the use or value of any conduit and cable currently installed in the Building by any other tenant.

d. In the event any of the conduit and cable and all the other equipment referred to in this Rider installed by Tenant has not been removed by Tenant upon the expiration or termination of this License as provided for herein and/or the Lease, Landlord may at its option (i) remove the same at the cost and expense of Tenant or (ii) the same shall become the property of Landlord and shall be surrendered with the Premises upon expiration or termination of the License as provided for herein and/or in the Lease.

2.      HVAC SYSTEMS
        ------------

a. Subject to the terms and conditions of the Lease, Tenant shall have the right to install up to 60 tons of HVAC for the Premises. All electrical power for the HVAC equipment shall be provided at Tenant's sole cost and expense in accordance with the terms of the Telecommunications Rider.

b. Tenant shall have the right to install drains for its HVAC equipment to be tied in to the Building's waste sewer system, or as designated by Landlord's Chief Building Engineer, in a manner approved in writing by the Landlord.

c. Landlord's approval of this or any other specification or material to be used in the construction of Tenant Improvements under this Rider and the Lease shall not be deemed as a guaranty of the fitness for use or a particular purpose or as a warranty of any of such specifications or material by Landlord. All work done under this Rider shall be done in compliance with all applicable local building, safety and zoning Codes, all applicable Fire Underwriters' and Insurance Underwriters' requirements and all rules and regulations of OSHA and the Americans with Disabilities Act.

3.      ELECTRICAL SYSTEMS
        ------------------

a. Tenant will be provided the right and access to 400 Amps (3 Phase) of primary electrical power from the Building, which service Tenant agrees to take, with additional amps available at a charge of $125.00 per Amp payable 50% upon ordering such additional amps and 50% upon delivery of such service to Tenant. Tenant hereby agrees that it shall be responsible for all costs and expenses to bring such electrical service to its Premises from the second floor main electrical distribution panels and for the use of such electrical service, subject to the requirements; of the National Electric Code, any Legal Authority, FPL or any other supplier of electricity. Tenant shall be given access for installation of such number of conduits as determined by Landlord in its reasonable discretion, the installation of which shall be at Tenant's sole cost and expense, to run Tenant's primary electrical power from the main primary power distribution panel located on the second floor of the Building to the Tenant's Premises. Tenant's use of such access shall be subject to the terms of the Lease and generally shall be effected without any danger or inconvenience to the Landlord or to any other tenants in the Building, and shall not adversely affect the use or value of any conduit and cable currently or hereafter installed in the Building by the Landlord or by any other tenant. Tenant shall supply, at its sole cost and expense, any additional equipment, labor and installation that may be necessary, such as, but not limited to, a main distribution panel circuit breaker of appropriate size, design and manufacturer for the Building main primary power switch gear and automatic transfer switches, that may be necessary for a complete electrical distribution system.

b. Tenant shall install, at Tenant's sole cost and expense, connections to Landlord's 2500 KW diesel Backup Generator power system which Landlord is currently installing and will be installed in operating condition no later than July 15, 1999 if Tenant is fully operational by that time. If Tenant is not fully operational by July 15, 1999, the Backup Generator power system must be installed in operating condition no later than August 15, 1999, or in any event no later than thirty (30) days after Tenant is fully operational (the "Generator Installation Deadline"). To the extent the Backup Generator power system has not been installed in operating condition on or before Generator Installation Deadline, Landlord agrees to have in place, at Landlord's sole cost and expense, a "lifeline agreement" with a reliable third party to deliver Backup Power to the Building in the event of a power outage either by an on-call service or by a roll-away generator. Landlord shall give Tenant a credit of 25% of the Fixed Minimum Rent then payable on a per diem basis for each day after the Generator Installation Deadline and the Backup Generator power system has not yet been installed in operating condition. Tenant shall be given access for installation of two additional four inch conduits, the installation of which shall be at Tenant's sole cost and expense, to run Tenant's backup electrical power from the main backup power distribution panel located on the third floor of the Building to the Tenant's Premises. Tenant's use of such access shall be subject to the terms of the Lease and generally shall be effected without any danger or inconvenience to the Landlord or to any other tenants in the Building, and shall not adversely affect the use or value of any conduit and cable currently or hereafter installed in the Building by the Landlord or by any other tenant. The terms and conditions of use of the Backup Generator are as follows: (1) Tenant is granted the right to use 250 kilowatts of backup power from such Backup Generator, which service Tenant agrees to take, commencing on the date such Backup Generator is fully operational (such date to be determined by Landlord in its sole discretion) in the event of an interruption of normal electrical service to the Premises during the Lease Term, provided that: (a) Tenant pays Landlord a one time fee in an amount equal to $500.00 per kilowatt of backup power so reserved, payable one half upon execution of this Lease and the balance upon the date such Backup Generator is fully operational and prior to connection of Tenant to such Backup Generator; and (b) Tenant pays Landlord as Additional Rent under the Lease a monthly sum in an amount to be reasonably determined by Landlord in good faith based upon the amount of backup power reserved by Tenant, and Landlord's costs of operation, use, maintenance, fuel, oil, governmental permits, licenses and fees, insurance, Landlord's profit and administration and other expenses relating to the Backup Generator. The monthly amount of the Additional Rent described in item (b) initially shall be $1.20 per kilowatt reserved per month. In the event backup power is required for extended periods of time (in excess of one 24 hour continuous outage per year) there will be additional charges for the cost of fuel that will be allocated on a pro rated basis. (2) Each such payment described in subparagraph 3. b(1) (b) above shall be due on the first day of each month with Tenant's other Rent payments, with the first such payment due on the Rent Commencement Date. Such monthly amount may be adjusted annually, in Landlord's discretion, during the term of the Lease and any extensions thereof. (3) Tenant's use of such backup power shall be in accordance with such reasonable rules and regulations as may be established by Landlord from time to time. (4) Landlord shall repair and maintain the Backup Generator in accordance with the manufacturer's recommendations and industry standards, provided that Tenant shall reimburse Landlord upon demand, as Additional Rent hereunder, for the cost of any repairs or extraordinary maintenance for the Backup Generator necessitated by acts of Tenant or Tenant's employees, contractors, agents, licensees, invitees, assignees or sublessees. (5) The provision of Backup Generator service by Landlord to Tenant shall be subject to the provisions of Article III of the Lease. The Backup Generator may only be used in connection with functional power outages in the primary FPL service. Any other use is not permitted and shall be deemed an act of default under the Lease. In the event of such unpermitted use, Landlord, upon 3 days written notice to Tenant, may take immediate action to terminate the ability of Tenant to use such backup power.

c. Tenant shall have the right to install a connection to Landlord's telecommunications electrical ground to be accessible on the floor on which Tenant's Premises is located, within the Building's pipe chase, in accordance with equipment specifications and requirements reasonably satisfactory to Landlord, and all applicable laws.

4.      STRUCTURAL
        ----------

a. Landlord makes no warranties or representations regarding the load bearing capacity of the floors in the Premises and the Building generally or the suitability of the Premises for Tenant's use. Tenant has inspected the Premises and accepts it "As-Is" "Where-Is". Tenant is responsible for not exceeding the load limits of the Building.

b. Tenant's floor load bearing capacity needs shall not be in excess of those amounts as set forth in Tenant's Construction Plans, including, but not limited to, a written certification by Tenant's Florida licensed and insured structural engineer, that the floor loading of Tenant's equipment does not exceed the safe floor loading limits of the Building's structure, subject to Landlord's right of approval.

5.      OTHER
        -----

a. Tenant shall have the right if it is then not in default under the Lease to remove any or all of its equipment, including switches, HVAC, batteries, electrical systems, and the like, from the Premises at any time during the term of the Lease. At the expiration or termination of the Lease, Tenant shall (i) leave the Premises in the same condition as it was on the date prior to any Tenant Improvements being commenced in the Premises, ordinary wear and tear excepted or (ii) leave the Premises with all of the alterations and additions and equipment installed therein, at the sole discretion of Landlord. Tenant shall notify Landlord of its decision under the preceding sentences in writing within six (6) months prior to the date upon which Tenant intends to quit the Premises.

b. All batteries and any other equipment installed by Tenant that has or possesses corrosive properties shall comply fully with all local, state of Florida and federal codes, statutes, orders, rules and regulations with respect to the storage, ventilation, leakage, operation and use and maintenance of such batteries and other equipment, including, but not limited to, containment devices and safety equipment. Because of the danger to person and property of the corrosive nature of such batteries and equipment, Tenant shall be responsible for any and all damages to person or property arising out of or relating to the use or location of such batteries and equipment in the Premises.

                                   EXHIBIT A-1
                                  ROOF PREMISES

Commencing on the Lease Commencement Date, and expiring one year thereafter if not exercised by Tenant during said year, such exercise to be in writing addressed to Landlord, Tenant shall have an Option to license from the Landlord that certain space on the Building's Roof described below, for the Option Fee of $60.00 per month payable on the first day of each month during the Option Period until such Option is exercised by Tenant or lapses by reason of expiration or otherwise. Upon exercise of such Option, the terms of the said License shall be as follows:

1. The exterior space (the "Roof Premises") licensed to Tenant consists of approximately ___ square feet (as more specifically set forth on Exhibit A-1A annexed hereto), to be used solely for the installation and operation of an antenna and such other telecommunications equipment of Tenant and its co-location customers (herein referred to as "Customers") as set forth on Exhibit A-1B annexed hereto. The License shall be granted to Tenant for a fee of $600.00 per month payable at the time and in the manner provided for payment of Fixed Minimum Rent and shall be deemed as Additional Rent. The monthly license fee shall be increased each year during the Term of the Lease by 3% of the monthly fee in effect during the preceding year of the Lease. Notwithstanding anything herein to the contrary, the License granted to Tenant hereunder is coupled with an interest in the Lease and cannot be (i) modified or altered without the prior written consent of Tenant or (ii) revoked or terminated for any reason other than in connection with the termination of the Lease.

2. Only the Tenant and its customers may use the Roof Premises and transmit and receive its signals from the antenna; no other party may use the Roof Premises nor may any other party transmit or receive signals from the Antenna. Tenant may not license, sublease, sublicense, assign, mortgage or otherwise encumber the Roof Premises except as a part of the Premises and on the same terms and conditions therefor as set forth in Paragraph XI.2 of the Lease.

3. Prior to any installation or use in any manner of the Roof Premises, Tenant or its respective Customer shall specify to Landlord in writing all of the equipment to be installed (including, without limitation, antenna, cabling and wiring). Any change in equipment by Tenant or its respective Customer shall require the prior written consent of Landlord which consent shall not be unreasonably withheld, delayed or conditioned.

4. Tenant (or its Customers, provided Tenant has in each such case reviewed and approved any such installations and the plans therefor prior to work thereon being commenced) may, at its or their sole expense, make such installations on the Roof Premises as are shown on Exhibit A-1-A annexed hereto and from time to time hereafter on amendments to Exhibit A-1-A. However, prior to making any such installations on the Roof Premises, in order to prevent damage to the roof or the voiding or other problems with the enforcement of the warranty of the roof, Tenant or its Customer, at the sole expense of

        Tenant or its respective Customer, as the case may be, agrees to (A) provide Landlord and Landlord's roofing contractor and/or any other designee with Tenant's or its Customer's plans and specifications for any such installation and (B) obtain Landlord's prior written consent to such installation; and if Landlord requires, Tenant or its respective Customer shall, at Tenant's or its respective Customer's sole cost and expense, have such roofing contractor and/or designee perform any work that affects the roof and/or roof warranty or have such roofing contractor and/or designee present during all such installations. Once such installation has been made, neither Tenant nor any of its Customers shall make any material alterations to the same without the prior written consent of Landlord. Landlord shall have the right to disapprove any installations or alterations that may void or adversely affect the roof warranty, or, in the opinion of Landlord's roofing contractor and/or designee, may materially adversely affect the roof. In making such determinations or giving any consent called for hereunder, Landlord shall not unreasonably withhold its consent or approval.

5. Tenant or its respective Customer shall install or cause to be installed all equipment at the sole cost and expense of Tenant or its respective Customer, and shall do so in a good and workmanlike manner and in compliance with all federal, state and local building, zoning, safety, electric, and telecommunications codes, standards, regulations, laws, and requirements, including without limitation, those of the Federal Communications Commission, and the Federal Aviation Administration. Tenant, or its respective Customer at Tenant's or its respective Customer's sole cost and expense, shall obtain all permits, licenses, variances, or other approvals required with respect to the installation or operation of the equipment to be installed by Tenant or its respective Customer or in the alterations to be performed by Tenant or its respective Customer. Tenant or its respective Customer shall deliver true and complete copies thereof to Landlord prior to commencing any installations or alterations. Tenant and its Customers shall also comply, at Tenant's and its Customers' sole cost and expense, with all applicable laws relating to the Building, to the extent that compliance with the same arises out of Tenant's or its Customers' use of the Roof Premises, including without limitation, Tenant's or its Customers' installation and operation of the equipment thereon.

6. To avoid interference with frequencies used by other tenants of the Building or those in nearby buildings, Tenant and its respective Customer shall deliver to Landlord prior to the installation of any equipment or the use thereof in the Building, a copy of the FCC (or other agency) grant that awards frequencies to Tenant or to its respective Customer plus a list of Tenant's and its Customers' frequencies. Neither Tenant nor any of its Customers may change its or their respective frequencies without Landlord's prior written consent, which consent shall not be unreasonably withheld, provided, however, that withholding consent because of the use by another tenant of a frequency that may be interfered with by a change in frequency by Tenant or its respective Customers shall not be deemed unreasonable. Given that Landlord does not have any expertise in the determination of frequency interference, Landlord will use only its reasonable efforts to prevent frequency interference by existing or future tenants of the Building and has no obligation to perform any investigations of any such interference. Landlord agrees to give Tenant, prior to the Lease Commencement Date, a written list of the frequencies used by those parties using the Roof of the Building for telecommunications purposes as of such date, provided, however, that Landlord specifically disclaims any warranty or representation of the accuracy or completeness of any such list. Tenant and/or its Customers shall perform any investigations of possible frequency interference required hereunder at Tenant's and its Customers' sole cost and expense. Tenant represents and warrants to Landlord on behalf of Tenant and all of its Customers that Tenant's or its Customers' use of the Tenant's or its Customers' current frequencies shall not interfere with the frequencies of any existing tenants, and Tenant shall be solely responsible for all costs of correcting any interference that may occur with the frequencies of any such existing tenant. Landlord agrees to allocate, to the extent it may lawfully do so, all future frequency wave bands using the Building's Roof, on a first come, first served basis.

7. Landlord shall have the right to enter the Roof Premises at any time in the event of any emergency and at all times upon reasonable notice (in the manner set forth in Paragraph VI.6 of the Lease), for the purpose of
        (A) inspecting the same; (B) making any repairs to the Roof Premises and performing any work therein as may be necessary in Landlord's reasonable judgment; or (C) exhibiting the Roof Premises for the purposes of sale, lease or financing of the Building or any part thereof. Notwithstanding anything contained herein to the contrary, if, during the term of the Lease, Landlord is advised by any Legal Authority having jurisdiction over the Building, that Tenant's or any of its Customers' use of the Roof Premises poses a human health or environmental hazard that cannot be remedied by Tenant or has not been remedied by Tenant within a reasonable time period established by such Legal Authority after Tenant has had proper notice thereof, and if Tenant has not obtained (i) an Order from a Court having jurisdiction over the matter, enjoining such Legal Authority from taking action against Tenant, any of its Customers or Landlord in the matter, and Tenant having posted any bond, if any, required by such Court in connection with such injunction; or (ii) a judgment denying the right of such Legal Authority to take such action against Landlord or Tenant or any of Tenant's Customers in the matter, then (A) Tenant shall immediately cease and shall cause its Customers to cease all operations on the Roof Premises; (B) the License for the Roof Premises may be terminated immediately by Landlord in its discretion as provided in any order from such Legal Authority or if no time period has been set forth in such order, within thirty (30) days from the date of Landlord's written notice to Tenant; and (C) Tenant shall remove all equipment on the Roof Premises installed by Tenant or its

        Customers within thirty (30) days from the date of such notice.

                                   EXHIBIT E"

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT
             ------------------------------------------------------

This Subordination, Nondisturbance and Attornment Agreement ("Agreement") is made as of the ______ day of __________, 19____, between ______________.
("Tenant") and _______ Bank, a _________ banking corporation ("Lender").

RECITALS:

A. Lender is the owner and holder of a mortgage recorded in Official Records Book _____ at Page ____ of the Public Records of Miami-Dade County, Florida, encumbering property (the "Property") more particularly described in Exhibit "A" hereto (the mortgage and all increases, renewals, recastings, modifications, consolidations, participations, replacements and / or extensions thereof are hereinafter collectively called the "Mortgage")

B. The owner of the Property, EWE Office Investments II, Ltd. ("Landlord"), and Tenant entered into a lease dated as of ________, covering premises of approximately _____ rentable square feet in suites ________ (the "Premises") within the Property.

C. The Lease is subject and subordinate to the Mortgage, and Tenant wishes to obtain from Lender assurances that Tenant's possession of the Premises will not be disturbed in certain circumstances, and Lender is willing to provided such assurances to Tenant, upon and subject to the terms and conditions of this Agreement.

NOW, THEREFORE, FOR $10.00 and other valuable consideration exchanged between Lender and Tenant, the receipt and sufficiency of such consideration being hereby acknowledged, Lender and Tenant agree as follows:

1. SUBORDINATION. The Lease is and will remain subject and subordinate in all respects to the Mortgage and all voluntary and involuntary advances made thereunder, in accordance with the terms and conditions hereof.

2. NONDISTURBANCE AGREEMENT. As long as Tenant is not in default beyond any applicable grace period in the payment of rent, additional rent or other charges or in the performance of any of the other terms or conditions of the Lease, Tenant's rights under the Lease and its possession of the Premises will not be interfered with or disturbed by Lender during the term of the Lease (including any renewal or extension term) following acquisition of title to the Property (a) by Lender or the purchaser at a foreclosure sale pursuant to any action or proceeding to foreclose the Mortgage, or (b) by Lender pursuant to acceptance of a deed in lieu of foreclosure (in either case, a "Transfer of Ownership").

3. ATTORNMENT AGREEMENT. If a Transfer of Ownership occurs, Lender and Tenant will be bound to each other, as landlord and tenant, respectively, under all of the terms and conditions of the Lease for the balance of the term thereof (including any renewal or extension term), and Tenant hereby attorns to Lender as its landlord, such attornment to be effective and self-operative, without the execution of any other instruments on the part of either party hereto, immediately upon a Transfer of Ownership. As used in this Article and in the subsequent provisions hereof, whenever the context allows the term "Lender" will also include a purchaser of the Property at a foreclosure sale.

4. LENDER'S LIABILITY. Notwithstanding any other provision of this Agreement, Lender will not in any way be: (a) liable for acts or omissions of any prior landlord (including Landlord); (b) subject to offsets or defenses that Tenant might have had against any prior landlord (including Landlord); (c) bound by rent, additional rent or other charges that Tenant might have paid for more than 30 days in advance to any prior landlord (including Landlord); (d) bound by any amendment or modification of the Lease made without Lender's prior written consent (except to the extent that the Lease may specifically contemplate any amendment or modification thereof); (e) responsible for money or other security delivered to Landlord pursuant to the Lease but not subsequently received by Lender; or (f) obligated to pay Tenant the "Construction Allowance" referred to in the Lease, such payment obligation being personal to Landlord.

5. CONDEMNATION AWARDS AND INSURANCE PROCEEDS. Without limiting any other provision of this Agreement, until a Transfer of Ownership occurs the provisions of the Mortgage regarding Lender's rights in and to insurance proceeds and awards or other compensation made for the taking by eminent domain (or conveyance in lieu thereof) will be superior to, and will govern and control over, any contrary provision of the Lease. Notwithstanding anything contained in the Lease that may require Landlord to repair or restore damage to the Premises caused by fire or other casualty or by exercise of eminent domain, if a Transfer of Ownership occurs Lender will have no Obligation for such repair or restoration except as the same can reasonably be accomplished with the net proceeds or net award or other compensation actually received by Lender with respect to the Premises.

6. NO LEASE MODIFICATION OR CLAIMS. Tenant hereby confirms that the Lease has not been modified or amended and is in full force and effect without any claims of default, offset or deduction by Tenant.

7. RECOGNITION OF MORTGAGE AND COLLATERAL ASSIGNMENT. To the extent that the Lease entitles Tenant to notice of any mortgage affecting the Premises, this Agreement constitutes such notice with respect to the Mortgage, and Tenant also acknowledges Landlord's collateral assignment of the Lease to Lender.

8. NOTICES. To be effective, any notice or other communication given pursuant to this Agreement must be in writing and sent postpaid by United States registered or certified mail with return receipt requested. Rejection or other refusal to accept, or inability to deliver because of changed address of which no notice has been given, will constitute receipt of the notice or other communication. For purposes hereof, Lender's address is __________________________ and Tenant's address is ____________________________. At any time(s), each party may change its address for the purposes hereof by giving the other party a change of address notice in the manner stated above.

9. ENTIRE AGREEMENT, ETC. This Agreement (a) is to be construed and enforced in accordance with the laws of the State of Florida (b) contains the entire understanding of Lender and Tenant regarding matters dealt with therein (any prior written or oral agreements between them as to such matters being superseded hereby), (c) can be modified or waived in whole or in part only by a written instrument signed on behalf of the party against whom enforcement of the modification or waiver is sought, and (d) will bind and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, this Agreement has been duly signed as of the date first above written.

WITNESSES:                                 LENDER:                    BANK
                                                   ------------------
                                           BY:
---------------------------------             ---------------------------------

Print Name:                                Print Name:
           ----------------------                     -------------------------
                                           Print Office:
---------------------------------                        ----------------------

Print Name:
           ----------------------

WITNESSES:                                 TENANT:

/s/ STUART W. McDOWELL                     BY: /s/ ROBERT POMMER
-----------------------                       ---------------------------------

Print Name: Stuart W. McDowell             Print Name: Robert Pommer
            ------------------                           ------------

Cathryn M. Zygadlo                         Print Office: Chief Operating Officer
------------------                                       -----------------------
Print Name: Cathryn M. Zygadlo
            ------------------
STATE OF ______________________:

COUNTY OF _____________________:

The foregoing instrument was acknowledged before me this ___ day of _________, 199_, by ____________________ as ______________ of _______________, on behalf of the ___________________. He/She has produced _____________________ as identification.

                                           -------------------------------------
                                           NOTARY PUBLIC, STATE OF ___________
                                           My Commission expires:

STATE OF FLORIDA:
COUNTY OF MIAMI-DADE:

The foregoing instrument was acknowledged before me this ___ day of ________, 199_, by _______________ as _________ of _________ Bank, a ______ banking corporation, on behalf of the corporation. He/She has produced _________________ as identification.

                                           -------------------------------------
                                           NOTARY PUBLIC, STATE OF FLORIDA
                                           My Commission expires:

                                   EXHIBIT "F"
                          Operating Expense Exclusions

The following defined items shall be specifically excluded from the definition of Operating Expenses in Article IV.2 of the Lease. To the extent of any inconsistency between the terms of the Lease and the terms of this Exhibit, this Exhibit shall control.

Specifically excluded from Operating Expenses (to the extent provided below) shall be the following:

1.      Taxes.

2. Costs of initial improvements to any tenant's premises, or any architectural, engineering or legal fees, relocation expense or any permit or similar fees or charges associated with such improvements.

3. Principal or interest payments on loans, including loans secured by mortgages or trust deeds on the Property and ground lease payments, if any.

4. Costs of capital improvements, except that Operating Expenses shall include (i) the cost during the Term, as reasonably amortized by Landlord pursuant to sound management and accounting principles consistently applied, with interest on the unamortized amount, at the Prime Rate of Citibank, N.A. then in effect of any capital improvements which are intended to reduce any component cost included within Operating Expenses (and which, as such time, a prudent owner of an office building in downtown Miami, Florida would reasonably determine would be likely to so reduce) and (ii) the cost of any capital improvements which are intended to keep the Property in compliance with any and all laws (excluding capital improvements necessary to bring the Property into compliance with such laws as of the date hereof).

5. Depreciation or amortization of any improvements, except as specifically set forth in this Lease.

6. Costs of repairs, alterations or replacements caused by casualty losses for which Landlord is compensated through proceeds of insurance or for which Landlord would have been compensated had Landlord maintained the insurance required by this Lease.

7. Costs or repairs, alterations or replacements caused by the exercise of the right of eminent domain.

8. Costs and expenses incurred in connection with leasing space in the Building, such as legal fees for preparation of leases, tenant allowances, space planner fees, real estate brokers' leasing commissions and advertising expenses.

9. Tenant's proportionate share (which shall not exceed an aggregate of $500.00 during any year of the Lease) of Court costs and legal fees incurred with regard to enforcing the obligations of tenants under other leases.

10. Leasing commissions, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants, occupants or prospective tenants or occupants of the Building.

11. Costs incurred due to violation by Landlord of any lease for space in the Building or any indemnity payments made by Landlord pursuant to any such lease because of a violation by Landlord under such lease.

12. Any payments made to subsidiaries of Landlord or entities under common control with Landlord except if such payments are for services or goods on, to or for the Building or the Property, and only to the extent that the cost of such services and goods are at market rates being paid for such services or goods by owners of other office buildings in downtown Miami, Florida from time to time.

13. Any expense to the extent for which Landlord is actually compensated by proceeds of insurance.

14. Any expense for services or items for which any tenant of the Building (including Tenant) directly reimburses Landlord (other than as a component of Operating Expenses).

15.     Any lender's fees.

16. With the exception of those services being provided to the Common Areas of the Building, variable expenses relating to any services which are not being furnished to Tenant, including, without limitation, janitorial services and Building HVAC system.

17. Costs of asbestos abatement and/or removal and/or any other measures needed to comply with environmental requirements.

18. Repairs or replacements to the Building necessitated on account of design or construction defects other than those resulting from Tenant's Improvements.

19. Any costs, fines or penalties incurred as a result of Landlord's negligence in operations of the Building and violations of law caused by such negligence.

20. Management fees in excess of five percent (5%) of gross rents for the Building.

21. Wages, salaries and other compensation paid to clerks or attendants in newsstands or other commercial concessions, if any, operated by Landlord. Any expenses or costs for wages, salaries or other benefits or compensation paid to any person above the level of building manager except to the extent such expenses or costs are for the equitable portion of the expenses or costs of persons, at all levels, shared with other of Landlord's affiliated entities, as allocated to the Building.

22.     Costs related to relocating existing tenants in the Building.

23. Expenses arising as a result of Landlord's gross negligence or willful misconduct or the gross negligence or willful misconduct of Landlord's agents or employees.

                           ADDENDUM TO LEASE AGREEMENT

        THIS ADDENDUM TO LEASE AGREEMENT is made as of this 20th day of July, 1999, by and between EWE Office Investments II, Ltd. ("Landlord") and Universal Access, Inc. ("Tenant").

                                   WITNESSETH:

        WHEREAS, Tenant and Landlord have entered into a lease dated March, 29, 1999, pursuant to which Landlord leased certain space, Suite C on the Fourth Floor of the Building, to Tenant in Landlord's building commonly known as 200 S.E. First Street, Miami, FL 33131 (the "Building") and the parties wish to make certain modifications to the Lease.

        NOW THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, Landlord and Tenant agree that the Lease is hereby amended but only as follows:

                1. All defined terms in this Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Lease.

                2. Effective the date hereof, the location of the Premises as set forth in Section I.2.4 of the Lease shall be changed from Suite "C" on the Fourth Floor of the Building to Suite "C" on the Third Floor of the Building and all references in the Lease to Premises shall be deemed to be to the latter location.

                3. All references to the louvers to be installed by Landlord in the Premises as set forth on line 20 from the top of the third page of the Basic Term Sheet shall be deleted.

                4. Annexed hereto as Exhibit "A-2" to the Lease is an agreement between Landlord and Tenant permitting Tenant to install certain air conditioning equipment on the Building's roof and in other places in the Building. Tenant, at Tenant's sole cost and expense, shall install in the Building Chase space designated for such purpose by Landlord in its reasonable discretion, the piping to connect Tenant's air conditioning equipment on the Roof to Tenant's air conditioning equipment in the Premises, subject to Tenant's compliance with the provisions of Articles V and VI of the Lease. Wherever there is not existing Building Chase space for the piping, Landlord shall construct the same for Tenant at Tenant's sole cost and expense, substantially in the manner provided in Sections V.3, V.4, V.5 and VI.1 of the Lease. Commencing on the completion of the installation of Tenant's air conditioning equipment, which Tenant agrees to proceed with due diligence to install, Tenant shall pay Landlord the sum of $1,000.00 per month as Additional Rent for the Roof Premises and the Chase space.

Such Additional Rent shall be paid monthly on the first day of each month in the manner set forth in Article II of the Lease.

                5. The date for performance of all of Landlord's performance obligations under the Landlord's Improvements portion of Section I.2.18 of the Basic Term Sheet of the Lease shall be extended to July 22, 1999 and Tenant may enter the Premises on or after July 8, 1999 to work along side Landlord pursuant to Section V.6 of the Lease.

                6. All terms, conditions and provisions of the Lease not expressly amended hereby shall remain in full force and effect, and the Lease as amended is hereby specifically approved, ratified and confirmed.

        IN WITNESS WHEREOF, the parties have duly executed and delivered this Addendum to Lease this 20 day of July, 1999.


WITNESSES:                               LANDLORD: EWE OFFICE
INVESTMENTS II,

/s/ SUANNY MORALES                       LTD., BY 200 SE FIRST STREET, INC.
-------------------------------          AS GENERAL PARTNER
(Print Name) Suanny Morales                 ---------------

/s/ Signature Illegible                  By: /s/ DAVID GARFINKLE
                                            ------------------------------------
(Print Name) Paul L. F??                 David Garfinkle, as its Vice President
             -----------

WITNESSES:                               TENANT: UNIVERSAL ACCESS, INC.

/s/ THOMAS HADDEN
-------------------------------          By: /s/ ROBERT J. POMMER
(Print Name) Thomas Hadden                  -----------------------------------
             -------------

/s/ JAMES M. YATES                       Robert J. Pommer Coo
-------------------------------          --------------------
(Print Name) James M. Yates              (Print Name and Office)
               --------------

                                   EXHIBIT A-2
                                  ROOF PREMISES

        1. The exterior space (the "Roof Premises") licensed to Tenant consists of approximately 300 square feet in an area specifically designated by the Landlord (as more specifically set forth on Exhibit A-2A annexed hereto), to be used solely for the installation and operation of air conditioning equipment of Tenant as set forth in Exhibit A-1A annexed hereto.

        2. Only the Tenant may use the Roof Premises for such equipment. Tenant may not license, sublease, sublicense, assign, mortgage or otherwise encumber the Roof Premises except as a part of the Premises and on the same terms and conditions therefor as set forth in Paragraph XI.2 of the Lease.

        3. Prior to any installation or use in any manner of the Roof Premises, Tenant shall specify to landlord in writing all of the equipment to be installed (including, without limitation, air conditioning equipment, supports for said equipment, piping, etc.) Any change in equipment by Tenant shall require the prior written consent of Landlord which consent shall not be unreasonably withheld, delayed or conditioned.

        4. Tenant may, at its sole expense, make such installations on the Roof Premises as are shown on Exhibit A-2-A annexed hereto. However, prior to making any such installations on the roof Premises, in order to prevent damage to the roof or the voiding or other problems with the enforcement of the warranty of the roof, Tenant, at Tenant's sole expense, agrees to (A) provide Landlord and Landlord's roofing contractor, structural engineer consulting engineer and/or any other designee with Tenant's plans and specifications for any such installation and (B) obtain Landlord's prior written consent to such installation; and if Landlord requires, Tenant shall, at Tenant's sole cost and expense, have such roofing contractor, and/or any other designee present during all such installations. Once such installation has been made, Tenant shall not make any material alterations to the same without the prior written consent of Landlord. Landlord shall have the right to disapprove any installations or alterations that may void or adversely affect the roof warranty, or, in the opinion of the Landlord's roofing contractor, structural engineer, consulting engineer an/or designee, may materially adversely affect the roof. In making such determinations or giving any consent called for hereunder, Landlord shall not unreasonably withhold its consent or approval.

        5. Tenant shall install or cause to be installed all equipment at the sole cost and expense of Tenant, and shall do so in a good and workmanlike manner and in compliance with all federal, state and local building, zoning, safety, electric codes, standards, regulations, laws, and requirements, including without limitation, those of the Federal Communications Commission, and the Federal Aviation Administration.

Tenant, at Tenant's sole cost and expense, shall obtain all permits, licenses, variances, or other approvals required with respect to the installation or operation of the equipment to be installed by Tenant or in the alterations to be performed by Tenant. Tenant shall deliver true and complete copies thereof to Landlord prior to commencing any installations or alterations. Tenant shall also comply, at Tenant's sole cost and expense, with all applicable laws relating to the Building, to the extent that compliance with the same arises out of Tenant's use of the Roof Premises, including without limitation, Tenant's installation and operation of the equipment thereon.

        6. The Tenant specifically acknowledges that the Landlord has not liability for the safety, security, maintenance, or operation of said equipment at any time whatsoever. Additionally, if said equipment becomes dislodged for whatever reason and does any damage whatsoever the roof or Building, then, in that event, the Tenant shall be fully liable for any said damage and or any damage resulting therefrom and Tenant will indemnify and hold Landlord harmless from any such damages.

        7. Landlord shall have the right to enter the Roof Premise without notice at any time in the event of any emergency and at all other times upon reasonable notice (in the manner set forth in Paragraph VI.6 of the Lease), for the purpose of (a) inspecting the same; (B) making any repairs to the Roof Premises and performing any work therein as may be necessary in Landlord's reasonable judgment; or (C) exhibiting the Roof Premises for the purposes of sale lease or financing of the Building or any part thereof.

        8. Notwithstanding anything contained herein to the contrary, if, during the term of the lease, Landlord is advised by any Legal Authority having jurisdiction over the Building, that Tenant's use of the Roof Premises poses a human health or environmental hazard that cannot be remedied by Tenant or has not been remedied by Tenant within a reasonable time period established by such Legal Authority after Tenant has had proper notice thereof, and if Tenant has not obtained (i) an Order from a Court having jurisdiction over the matter, enjoining such Legal Authority from taking action against Tenant or Landlord in the matter, and tenant having posted any bond, if any, required by such Court in connection with such injunction; or (ii) a judgment denying the right of such legal Authority to take such action against Landlord or Tenant in the matter, then (A) Tenant shall immediately cease all operations on the Roof Premises; (B) the License for the Roof Premises may be terminated immediately by Landlord in its discretion as provided in any order from such Legal Authority or if not time period has been set forth in such order, within thirty (30) days from the date of Landlord's written notice to Tenant; and (C) Tenant shall remove all equipment on the Roof Premises installed by Tenant within thirty (30) days from the date of such notice.

        9. Notwithstanding anything herein to the contrary, the License granted to Tenant hereunder is coupled with an interest in the Lease and cannot be (i) modified or altered without the prior written consent of the Tenant or (ii) revoked or terminated for any reason other than in connection with the termination of the Lease or as provided in Section 8 hereof.